UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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APRICUS BIOSCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
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APRICUS BIOSCIENCES, INC.
11975 El Camino Real, Suite 300
San Diego, California 92130
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, March 2, 2016

Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the “Special Meeting”) of Apricus Biosciences, Inc., a Nevada corporation (the “Company”). The Special Meeting will be held on Wednesday, March 2, 2016 at 8:00 a.m., local time, at Latham & Watkins LLP, located at 12670 High Bluff Drive, San Diego, California 92130, for the following purposes:

(1)
Approval, pursuant to NASDAQ Stock Market Rules 5635(b) and 5635(d), of the issuance of shares of common stock and the issuance of shares of common stock upon the exercise of warrants to purchase shares of common stock in connection with subscription agreements, dated January 12, 2016, between the Company and certain institutional investors; and

(2)
Approval of an adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1.

The record date for the Special Meeting is February 4, 2016. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment(s) or postponement(s) thereof. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. Our proxy materials are also available to you via the Internet at www.proxyvote.com.
By Order of the Board of Directors,

Richard W. Pascoe
Secretary
February 5, 2016
San Diego, California
THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE VOTE YOUR PROXY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR OVER THE TELEPHONE AT 1-800-690-6903 OR SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE PRE-PAID ENVELOPE PROVIDED. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement and Proxy Card are available at www.proxyvote.com.

APRICUS BIOSCIENCES, INC.
11975 El Camino Real, Suite 300
San Diego, California 92130

PROXY STATEMENT
General Information
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Apricus Biosciences, Inc. (the “Company”) for use at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on Wednesday, March 2, 2016 at 8:00 a.m., local time, at Latham & Watkins LLP, located at 12670 High Bluff Drive, San Diego, California 92130, and any adjournment(s) or postponement(s) thereof. This proxy statement is being mailed on or about February 9, 2016 to the stockholders of record of the Company’s common stock as of February 4, 2016 (the “Record Date”).
Solicitation and Voting Procedures
The solicitation of proxies will be conducted by mail and the Company will bear all costs. These costs will include the expense of preparing and mailing proxy materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Special Meeting to Beneficial Holders (defined below). The Company has engaged a proxy solicitation firm, Morrow & Co., LLC, 470 West Ave, Stamford, CT 06902, and may conduct further solicitation personally, by telephone or by facsimile with the assistance of our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company expects that the out-of-pocket costs associated with solicitation of proxies will be approximately $10,000.
As of the Record Date, there were 52,942,892 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), issued and outstanding. Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters.
Holders of record who hold shares of Common Stock directly on the Record Date must return a proxy by one of the methods described on the proxy card or attend the Special Meeting in person in order to vote on the proposals. Investors who hold shares of Common Stock indirectly on the Record Date (“Beneficial Holders”) through a brokerage firm, bank or other financial institution (a “Financial Institution”) must return a voting instruction form to have their shares voted in accordance with their instructions, as Financial Institutions do not have discretionary voting authority with respect to any of the proposals described in this proxy statement. Financial Institutions that do not receive voting instructions from Beneficial Holders will not be able to vote your shares (a “Broker Non-Vote”).

The presence, in person or by proxy, of 33 1/3% of the outstanding shares of Common Stock on the Record Date, will constitute a quorum for the transaction of business at the Special Meeting and any adjournments thereof. Abstentions from voting on a proposal will count for purposes of determining if a quorum exists but will not be counted as votes cast on a given proposal. A description of the required vote for each proposal is included within each proposal below.
We urge any stockholder not planning to attend the Special Meeting to vote their proxy in advance, whether via the Internet (www.proxyvote.com) or by telephone (1-800-690-6903) or by mailing an executed proxy card to us. The deadline to vote by Internet or by telephone is 11:59 P.M. Eastern Time on March 1, 2016.
Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the proposals below.
Questions and Answers about the Special Meeting and Voting

1.	Why am I receiving these materials?
The Company sent you this proxy statement and enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting. The Company intends to mail this proxy statement and accompanying proxy card on or about February 9, 2016 to all stockholders of record entitled to vote at the Special Meeting.

2.	What is the purpose of the Special Meeting?
At the Special Meeting, the stockholders will act upon the matters outlined in the Notice of Special Meeting of Stockholders, including (1) approval, pursuant to NASDAQ Stock Market Rules 5635(b) and 5635(d), of the issuance of shares of Common Stock and the issuance of shares of Common Stock upon the exercise of warrants to purchase shares of Common Stock in connection with subscription agreements, dated January 12, 2016, between the Company and certain institutional investors and (2) approval of an adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1.

3.	Who can vote at the Special Meeting?
Only stockholders of record at the close of business on February 4, 2016 (the “Record Date”). Each stockholder will be entitled to cast one vote on the proposal presented at the Special Meeting for each share of Common Stock that such holder owned as of the Record Date.

4.	What are my voting rights?
Holders of Common Stock are entitled to one vote per share. Therefore, a total of 52,942,892 votes are entitled to be cast at the meeting. There is no cumulative voting.

5.	How do I cast my vote?
If you are a stockholder of record on the Record Date, you may vote in person at the Special Meeting or authorize a proxy for the Special Meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or Internet proxy authorization. If the telephone or Internet option is available to you, the Company strongly encourages you to use it because it is faster and less costly. Registered stockholders can transmit their voting instructions by telephone by calling 1-800-690-6903 or on the Internet at -www.proxyvote.com. Telephone and Internet voting are available 24 hours a day until 11:59 p.m., Eastern Time, on the day immediately prior to the Special Meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the Internet. To authorize your proxy by mail, please complete sign, date and mail your proxy card in the envelope provided. If you attend the Special Meeting in person, you may request a ballot when you arrive.

6.	How do I cast my vote if my Common Stock is held of record in “street name”?
If you own Common Stock through a brokerage firm, bank or other financial institution (a “Financial Institution”) (i.e., in “street name”), you must provide voting instructions in accordance with the instructions on the voting instruction form that the Financial Institution provides to you, as the Financial Institution does not have discretionary voting authority with respect to any of the proposals described in this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your Financial Institution who can give you directions on how to vote your shares of Common Stock. If you hold your shares of Common Stock through a Financial Institution and wish to vote in person at the Special Meeting, you must obtain a “legal proxy,” executed in your favor, from the Financial Institution (which may take several days).

7.	How do I change my vote?
You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting.  You can revoke a proxy (i) by giving written revocation to the Company’s Secretary, (ii) delivering an executed, later-dated proxy or (iii) voting in person at the Special Meeting. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your proxy be revoked. If your Common Stock is held in street name and you wish to change or revoke your voting instructions, you should contact your Financial Institution for information on how to do so.

8.
What are my voting choices when voting to approve, pursuant to NASDAQ Stock Market Rules 5635(b) and 5635(d), the issuance of shares of Common Stock and the issuance of shares of Common Stock upon the exercise of warrants to purchase shares of Common Stock? How does the Board recommend I vote?

In voting on the approval, pursuant to NASDAQ Stock Market Rules 5635(b) and 5635(d), of the issuance of shares of Common Stock and the issuance of shares of Common Stock upon the exercise of warrants to purchase shares of Common Stock, stockholders may vote in favor of the approval or against the approval, or may abstain from voting. The affirmative vote of a majority of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal but will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. Broker Non-Votes with respect to this proposal will not be considered as present and entitled to vote on this proposal.
The Board unanimously recommends a vote “FOR” approval of the Company’s proposed issuance of shares of Common Stock and the issuance of shares of Common Stock upon the exercise of warrants to purchase shares of Common Stock.

9.
What are my voting choices when voting to approve the adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1? How does the Board recommend I vote?

In voting on the approval of an adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1, stockholders may vote in favor of the approval or against the approval, or may abstain from voting. The affirmative vote of a majority of the votes cast by the holders of shares present in person or represented by proxy at the Special Meeting and entitled to vote on such proposal is required to approve this proposal. Abstentions are considered present and entitled to vote with respect to this proposal but will not be counted as votes cast and accordingly will have no effect upon the outcome of this proposal. Broker Non-Votes with respect to this proposal will not be considered as present and entitled to vote on this proposal, which will therefore reduce the number of affirmative votes needed to approve this proposal.
The Board unanimously recommends a vote “FOR” approval of an adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1.

10.	What constitutes a quorum?
In order for business to be conducted at the Special Meeting, a quorum must be present.  A quorum exists when at least 33 1/3% of the holders of shares of Common Stock issued, outstanding and entitled to vote are represented at the meeting.  Shares of Common Stock represented in person or by proxy (including shares that abstain with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining if a quorum exists. Broker Non-Votes will not be counted for the purpose of determining a quorum.

11.	How are votes counted?
You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the proposals.
 If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining if a quorum exists. If you abstain from voting on a proposal, your abstention will not be counted as a vote cast and accordingly will have no effect upon the outcome of that proposal.
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do cast my vote?” If your shares are held in street name and you do not provide voting instructions to your Financial Institution as described above, your Financial Institution does not have the discretionary authority to vote your shares regarding Proposal 1 or Proposal 2. Therefore, we encourage you to provide voting instructions to your Financial Institution. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “Broker Non-Vote” will occur if your Financial Institution does not receive instructions from you.

12.	Who pays for the solicitation of proxies?
The Company pays the entire cost of the solicitation of proxies.  This includes preparation, assembly, printing, and mailing of the Notice of Special Meeting of Stockholders, this proxy statement and any other information the Company sends to stockholders.  The Company may supplement its efforts to solicit your proxy in the following ways:

•	The Company may contact you using the telephone or electronic communication; or

•	The Company’s directors, officers, or other regular employees may contact you personally.
The Company has hired the proxy solicitation firm, Morrow & Co., LLC, and will pay them a reasonable fee for their services.  The Company will not pay directors, officers, or other regular employees any additional compensation for their efforts to supplement the Company’s proxy solicitation.  We anticipate banks, brokerage houses and other custodians, nominees, and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Stock entitled to vote at the Special Meeting and that the Company will reimburse those persons for their out-of-pocket expenses incurred in this regard.

13.	Where and when will I be able to find the results of the voting?
Preliminary results will be announced at the Special Meeting. The Company will publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission no later than four business days after the date of the Special Meeting.

PROPOSAL NO. 1
APPROVAL, PURSUANT TO NASDAQ STOCK MARKET RULES 5635(B) AND 5635(D), OF THE ISSUANCE OF SHARES OF COMMON STOCK AND THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE EXERCISE OF WARRANTS TO PURCHASE SHARES OF COMMON STOCK
Background
On January 12, 2016, the Company entered into subscription agreements (the “Subscription Agreements”) with certain purchasers pursuant to which it agreed to sell an aggregate of 11,363,640 shares of its Common Stock (the “Shares”) and warrants (the “Warrants”) to purchase up to an additional 5,681,818 shares of Common Stock (the “Warrant Shares” and, together with the Shares and the Warrants, collectively, the “Securities”) to the purchasers in a registered direct offering in separate closings, for an aggregate offering price of approximately $10 million (the “Offering”). Each Share was sold together with 0.50 of a Warrant to purchase one Share of Common Stock, at a combined offering price of $0.88 per Share and related Warrant. Each Warrant has an exercise price of $0.88 per Share, will be exercisable beginning six months and one day after issuance and will expire seven years from the issuance date. The offering price and exercise price represented the closing price of the Company’s Common Stock as of January 12, 2016. The Shares and the Warrants were immediately separable and issued separately.
The first closing (the “First Closing”) of the Offering occurred on January 13, 2016. At the First Closing, the Company sold an aggregate of 2,528,411 Shares and Warrants to purchase up to 1,264,204 Warrant Shares, for aggregate gross proceeds of $2.2 million. The Subscription Agreements provide that the remaining Shares and Warrants will be sold in one or more subsequent closings (each a “Subsequent Closing”), provided that prior to the Company’s sale of 7,073,865 Shares and Warrants to purchase up to 3,536,932 Warrant Shares for expected gross proceeds of approximately $6.2 million, (i) the Company shall have received stockholder approval pursuant to the rules of the NASDAQ Stock Market, and (ii) unless waived by the purchasers, the weighted average price of the Company’s stock as of such Subsequent Closing shall be at least $0.704 per share (the “Minimum Price Condition”), in addition to other customary closing conditions. The sale of the remaining Shares and Warrants to Aspire Capital Fund, LLC (“Aspire”) for expected gross proceeds of approximately $1.6 million may occur prior to the Special Meeting upon Aspire’s request, subject to the Minimum Price Condition and other customary closing conditions. The Company intends to use the proceeds from the Offering for general corporate and working capital purposes, including to advance the Company’s clinical development pipeline.
In addition, in connection with the Offering, on January 12, 2016, the Company entered into a warrant amendment (the “Warrant Amendment”) with the holders (the “Holders”) of the Company’s warrants to purchase Common Stock issued in February 2015 (the “February Warrants”), including one of the purchasers in the Offering, Sarissa Capital Management LP and its affiliates (“Sarissa”), and another purchaser in the Offering, pursuant to which the exercise price of the February Warrants was reduced to $0.88 per share, and the date upon which such February Warrants will become exercisable was changed to six months and one day from the date of the First Closing of the Offering.
In connection with the Company’s sale of securities to Sarissa in February 2015, the Company granted Sarissa preemptive rights to participate in future equity issuances by the Company, subject to certain exceptions, so as to maintain Sarissa’s then-current percentage beneficial ownership of the Company’s Common Stock. The Company also granted Sarissa the right, but not the obligation, to appoint a member to the Board of Directors of the Company. Sarissa will continue to have these preemptive and board rights pursuant to the Subscription Agreements and such rights will continue until Sarissa ceases to beneficially own at least 4,635,878 shares of Common Stock. Upon request by Sarissa, the Company is required to use commercially reasonable efforts to have a registration statement on Form S-3 filed and declared effective with respect to the resale of the shares of Common Stock owned by Sarissa.
In addition, pursuant to the terms of the Subscription Agreement with Sarissa, from the date of the Subscription Agreement until the earlier of the termination of such agreement and the Subsequent Closing with Sarissa, the Company agreed not to, without the prior consent of Sarissa, (i) issue, sell, purchase or redeem, any equity or equity-linked securities of the Company, subject to certain exceptions for the issuance of stock and stock options under the Company’s equity plans, (ii) adopt or propose any change to its Articles of Incorporation, By-laws or comparable organizational documents, or (iii) incur, assume or guarantee any indebtedness for borrowed money or otherwise if the principal amount of all such indebtedness so incurred, assumed or guaranteed would exceed $1.0 million in the aggregate, among other matters.
Each of the investors party to a subscription agreement has agreed to vote all shares of voting capital stock of the Company owned thereby (other than shares acquired at the First Closing) in favor of each of the proposals subject to the meeting of stockholders described in this proxy statement. As of the date of this proxy statement, the aggregate number of shares of voting capital stock of the Company (other than shares acquired at the First Closing) subject to such voting agreement (excluding any shares issuable upon exercise of warrants held by such investors) is equal to 9,340,955, representing 17.64% of the issued and outstanding shares of voting capital stock of the Company.
The Company agreed under the terms of the Subscription Agreements to hold this Special Meeting to seek approval from its stockholders as required by the applicable rules and regulations of the NASDAQ Stock Market because the issuance of the Securities at the Subsequent Closings (i) will result in Sarissa owning more than 20% of the Company’s issued and outstanding Common Stock, and (ii) will be in excess of 20% of its issued and outstanding Common Stock on a pre-Offering basis. To the extent the Subsequent Closing with Aspire occurs prior to the Special Meeting, no stockholder approval will be required as such issuance will not result in the issuance in excess of 20% of the Company’s issued and outstanding Common Stock on a pre-Offering basis.
Description of Warrants
Form. The Warrants will be issued as individual warrant agreements to the purchasers.
Duration and Exercise Price. The Warrants will entitle the holders thereof to purchase shares of Common Stock at an initial exercise price per share of $0.88. The warrants are exercisable beginning six months and one day after the date of issuance and will expire on the seventh anniversary of the date they are issued. Warrants will be issued in certificated form only.
Exercisability. The warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by payment in full for the number of shares of Common Stock purchased upon such exercise (except in the case of a cashless exercise as discussed below).
Exercise Limitation. During any period of time in which a holder’s beneficial ownership of Common Stock is less than 10%, the holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates and any other persons whose beneficial ownership of shares of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. During any period of time in which a holder’s beneficial ownership of Common Stock is less than 5%, the holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates and any other persons whose beneficial ownership of shares of Common Stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However any holder may increase or decrease such percentage to any other percentage upon at least 61 days’ prior notice from the holder to the Company. These exercise limitations shall not restrict the number of shares of Common Stock which a holder may receive or beneficially own in order to determine the amount of securities or other consideration that the holder may receive in the event of a fundamental transaction (as described in the Warrants). The foregoing exercise limitations are not applicable to Warrants held by Sarissa.
Cashless Exercise. The holder may elect, in lieu of making the cash payment otherwise contemplated to be made to the Company upon exercise in payment of the aggregate exercise price, to receive upon such exercise (either in whole or in part) the net number of shares of Common Stock determined according to a formula set forth in the Warrants.
Transferability. Subject to applicable laws, the Warrants may be transferred at the option of the holder upon surrender of the Warrants to the Company together with the appropriate instruments of transfer and the payment of all transfer taxes by the holder.
Adjustments. The exercise price of the Warrants and the number of shares of Common Stock issuable upon the exercise of the Warrants are subject to adjustment in certain circumstances.
Rights Upon Distribution of Assets. If the Company declares or makes any dividend or other distribution of its assets to holders of shares of Common Stock, the exercise price in effect immediately prior to the record date fixed for determination of holders entitled to receive the distribution shall be reduced pursuant to a formula set forth in the Warrants and the number of warrant shares shall be adjusted accordingly.
Listing. There is no established public trading market for the Warrants, and the Company does not expect a market to develop. In addition, the Company does not intend to apply for listing of the Warrants on any national securities exchange or other nationally recognized trading system.
Fundamental Transactions. In the event of any fundamental transaction, as described in the Warrants and generally including any merger with or into another entity, sale of all or substantially all of the Company’s assets, tender offer or exchange offer, or reclassification of the Common Stock, the Company shall make appropriate provision so that the Warrants shall thereafter be exercisable for shares of the successor entity based upon the conversion ratio or other consideration payable in the fundamental transaction. In connection with a fundamental transaction that constitutes a corporate event, the Company shall make appropriate provision to ensure that the holder will thereafter have the right to receive upon exercise of the Warrant in lieu of the shares of Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such fundamental transaction, such shares of stock, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of such fundamental transaction had the Warrant been exercised immediately prior to such fundamental transaction.
Right as a Stockholder. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of shares of Common Stock, the holders of the Warrants do not have the rights or privileges of holders of Common Stock, including any voting rights, until they exercise their Warrants.
Waivers and Amendments. Any term of the Warrants may be amended or waived with the Company’s written consent and the written consent of the holder of such Warrant.

The information provided in this proxy statement contains summaries of the Subscription Agreements, the Warrants and the Warrant Amendment and is subject to, and qualified in its entirety by reference to, the Subscription Agreements, which are attached as Exhibits A, B and C to this proxy statement, the Form of Warrants, which are attached as Exhibits D and E to this proxy statement, and the Warrant Amendment, which is attached as Exhibit F to this proxy statement, and are incorporated herein by reference.
Why We Need Stockholder Approval
The Company’s Common Stock is listed on the NASDAQ Capital Market and, as such, the Company is subject to the NASDAQ Stock Market Rules. NASDAQ Stock Market Rule 5635(b), (the “NASDAQ change of control rule”), requires stockholder approval prior to an issuance of securities that will result in a change of control of a listed company, which for NASDAQ purposes is generally deemed to occur when an investor or group of investors acquires, or has the right to acquire, 20% or more of the outstanding Common Stock or voting power of a company and such ownership or voting power would be the largest ownership position. As a result of the securities being sold to Sarissa at the Subsequent Closing pursuant to the Subscription Agreements, Sarissa will become a holder of more than 20% of the Company’s outstanding Common Stock.
Based on the 52,942,892 shares of Common Stock outstanding as of the Record Date, which includes shares sold in the First Closing, Sarissa currently holds 14.8% of the Company’s outstanding voting stock, or 19.9% of the Company’s outstanding voting stock assuming the exercise in full of the outstanding Common Stock warrants held by Sarissa. Following the proposed issuance to Sarissa of 6,647,728 Shares and Warrants to purchase up to 3,323,864 Warrant Shares at the Subsequent Closing and assuming the issuance of the remaining Shares and Warrants to the other purchasers at a Subsequent Closing, Sarissa would hold 23.4% of the Company’s outstanding voting stock, or 31.0% of the Company’s outstanding voting stock assuming the exercise in full of the outstanding Common Stock warrants held by Sarissa. See “Security Ownership of Certain Beneficial Owners and Management” below for additional information on beneficial ownership of the Company’s securities.
Additionally, NASDAQ Stock Market Rule 5635(d), (the “NASDAQ 20% rule”), requires stockholder approval prior to the issuance of securities in connection with a transaction (other than a public offering) involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock), at a price less than market value, equal to 20% or more of the Common Stock outstanding prior to the transaction. For NASDAQ purposes, “market value” equals the consolidated closing bid price per share immediately preceding the entering into of a binding agreement to issue securities. However, when calculating whether or not a transaction is at market value, NASDAQ attributes a value of $0.125 to each warrant share issued in the transaction. Each Share in the Subsequent Closing will be sold together with 0.50 of a Warrant to purchase one Share of Common Stock, at a combined offering price of $0.88 per Share and related Warrant, which price was at least the consolidated closing bid price prior to the entry into the Subscription Agreements. Although the Shares may be deemed to be issued at market value for NASDAQ purposes and the exercise price of the Warrants was set at that same price, the combined offering price did not attribute a value of $0.125 to each Warrant Share, and therefore the issuance will not be considered to be greater than market value for NASDAQ purposes, thereby requiring stockholder approval under the NASDAQ 20% rule.
In order to complete the Subsequent Closing as contemplated, the Company is seeking stockholder approval as required by the NASDAQ change of control rule and the NASDAQ 20% rule.
Consequences of Not Approving this Proposal
If the Company does not obtain stockholder approval, the Company will be able unable to issue and sell 7,073,865 of the Shares and Warrants to purchase up to 3,536,932 shares of Common Stock at the Subsequent Closing subject to the Special

Meeting stockholder approval condition. Consequently the Company will not receive approximately $6.2 million of the gross proceeds to be paid at the Subsequent Closing, which could adversely impact its ability to fund its operations. In addition, this may cause a decline in the Company’s stock price or otherwise cause increased volatility in the stock price.
Required Vote
Assuming that a quorum is present at the Special Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote thereupon present in person or represented by proxy. Pursuant to the NASDAQ Stock Market rules, the Shares issued at the First Closing will not be counted in the vote for this proposal. However, shares held by Sarissa and the other purchasers prior to the First Closing will be counted in the vote for this proposal. A “Broker Non-Vote” or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the vote for this Proposal 1. For purposes of the vote on this Proposal 1, an abstention will not be counted as a vote cast and accordingly will have no effect upon the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
PROPOSAL 1.

PROPOSAL NO. 2

APPROVAL OF AN ADJOURNMENT TO THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO ESTABLISH A QUORUM OR TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1
The Company is asking its stockholders to vote on a proposal to approve an adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1. Pursuant to the Subscription Agreement with Sarissa, if requested by Sarissa, and subject to compliance with applicable law, the Company has agreed to adjourn or postpone the Special Meeting if necessary to solicit additional proxies to allow for the matters subject to the Special Meeting to be duly adopted and approved by the stockholders of the Company. As provided in the Bylaws of the Company, the President of the Company will preside at the Special Meeting, and will exercise such authority as is customary under the circumstances, including the authority to adjourn the meeting.
Required Vote
Approval of an adjournment to the Special Meeting, if necessary or appropriate, to establish a quorum or to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares entitled to vote thereupon present in person or represented by proxy. A “Broker Non-Vote” or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the vote for this Proposal 2. For purposes of the vote on this Proposal 2, an abstention will not be counted as a vote cast and accordingly will have no effect upon the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR”
PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership, as of February 4, 2016 (the “Record Date”), of Common Stock by (a) each of our named executive officers for the fiscal year ended December 31, 2015 and current directors individually, (b) our current directors and executive officers as a group and (c) each holder of more than 5% of the Company’s outstanding Common Stock.
Beneficial ownership and percentage ownership are determined in accordance with Rule 13d-3 of the Exchange Act. Under these rules, shares of Common Stock issuable under stock options or warrants that are exercisable within sixty (60) days of the Reference Date are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options or warrant(s), but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of Common Stock, except for those jointly owned with that person’s spouse.

Name and Address of Beneficial Owner (1)	Number of Shares	Percentage of
	Beneficially Owned	Class (%)(2)
Sarissa Capital Management LP (3) 660 Steamboat Road Greenwich, CT 06830	11,231,985	19.93%
Aspire Capital Fund, LLC (4) 155 North Wacker Drive, Suite 1600 Chicago, IL 60606	3,460,182	6.49%
Forendo Pharma Oy (5) Itäinen Pitkäkatu 4 B FI-20520 Turku Finland	3,114,981	5.88%

Directors and Executive Officers
Richard W. Pascoe (6)	946,174	1.76%
Kleanthis G. Xanthopoulos (7)	200,235	*
Russell Ray (8)	123,102	*
Brian Dorsey (9)	110,000	*
Deirdre Y. Gillespie, M.D. (10)	103,683	*
Wendell Wierenga, Ph.D. (11)	101,253	*
Paul V. Maier (12)	97,250	*
Barbara Troupin, M.D. (13)	93,750	*
Sandford D. Smith (14)	91,395	*
All current executive officers and directors as a group (nine persons) (15)	1,866,842	3.42%
________________________

*	Less than one percent.

(1)	Unless otherwise indicated, the address for each of our executive officers and directors is 11975 El Camino Real, Suite 300, San Diego, California, 92130.

(2)	Percentage ownership is calculated based on a total of 52,942,892 shares of Common Stock issued and outstanding as of the Record Date.

(3)
Represents shares of Common Stock beneficially owned by Sarissa Capital Management LP (“Sarissa Management”) at January 12, 2016, as indicated in the entity’s Schedule 13D filed with the SEC on January 14, 2016, which includes the Shares and Warrant Shares delivered in the First Closing. The shares of Common Stock are owned by Sarissa Management, Alexander J. Denner, the Chief Investment Officer of Sarissa Management, Sarissa Capital Offshore

Master Fund LP and Sarissa Capital Domestic Fund LP. Sarissa Management’s beneficial ownership includes warrants to purchase 2,747,252 shares.

(4)
Represents shares of Common Stock beneficially owned by Aspire Capital Fund, LLC at February 3, 2015, as indicated in the entity’s Schedule 13G filed with the SEC on that date, plus Shares and Warrant Shares delivered in the First Closing. Aspire’s beneficial ownership includes warrants to purchase 397,727 shares.

(5)
Represents shares of Common Stock beneficially owned by Forendo Pharma Oy at October 17, 2014, as indicated in the entity’s Schedule 13G filed with the SEC on January 5, 2015, minus certain shares sold since the First Closing.

(6)	Includes 881,674 shares issuable upon exercise of stock options and 17,500 shares issuable upon exercise of warrants exercisable within 60 days of the Record Date.

(7)	Includes 144,500 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date and 55,735 shares of Common Stock held jointly in a trust.

(8)	Includes 88,250 shares issuable upon exercise of stock options and 2,500 shares issuable upon exercise of warrants exercisable within 60 days of the Record Date.

(9)	Includes 100,000 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(10)	Includes 88,250 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(11)	Includes 81,253 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(12)	Includes 97,250 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(13)	Includes 93,750 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(14)	Includes 64,895 shares issuable upon exercise of stock options exercisable within 60 days of the Record Date.

(15)	Includes 1,639,822 shares issuable upon exercise of stock options and 20,000 shares issuable upon exercise of warrants, exercisable within 60 days of the Record Date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act requires our executive officers, directors and persons who beneficially own greater than 10% of a registered class of its equity securities to file certain reports with the SEC with respect to ownership and changes in ownership of the Common Stock and our other equity securities.
To the Company’s knowledge, based solely on our review of the copies of such reports filed with the SEC, our officers, directors and greater than 10% stockholders timely complied with these Section 16(a) filing requirements during the fiscal year ended December 31, 2015.

DELIVERY OF PROXY MATERIALS
In some cases, only one copy of this proxy statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements may also request delivery of a single copy. To request separate or multiple delivery of these materials now or in the future, a stockholder may submit a written request to Secretary of Apricus Biosciences, Inc., 11975 El Camino Real, Suite 300, San Diego, California, 92130 or an oral request at (858) 222-8041.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We have filed reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains the reports, proxy statements and other information we file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Secretary of Apricus Biosciences, Inc., 11975 El Camino Real, Suite 300, San Diego, California, 92130 or an oral request at (858) 222-8041. You may also access these filings at our web site under the investor relations link at www.apricusbio.com.

OTHER MATTERS
The Board knows of no other business that will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.
It is important that proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via the Internet (www.proxyvote.com), by telephone (1-800-690-6903) or by executing and promptly returning the accompanying proxy card in the enclosed envelope. The deadline to vote by Internet or telephone is 11:59 P.M. Eastern Time on Tuesday, March 1, 2016.
By Order of the Board of Directors,

Richard W. Pascoe
Secretary
February 5, 2016
San Diego, California

Exhibit A
Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, California 92130
Gentlemen:
The undersigned (collectively, the “Investors”) hereby severally confirm their respective agreements with Apricus Biosciences, Inc., a Nevada corporation (the “Company”), as follows:
1.    This Subscription Agreement, including the Terms and Conditions For Purchase of Securities attached hereto as Annex I (collectively, (this “Agreement”), is made as of the date set forth below between the Company and the Investors.
2.    The Company has authorized the sale and issuance to the Investors, at the First Closing (as defined in Section 4.1 of Annex I), of an aggregate of (i) 1,306,819 shares (the “First Closing Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants (each, a “First Closing Warrant” and, collectively, the “First Closing Warrants”) to purchase an aggregate of 653,409 shares of Common Stock at an exercise price per share equal to $0.88 (the “First Closing Warrant Shares”), in substantially the form attached hereto as Exhibit B. The Company has authorized the sale and issuance to the Investors, at the Subsequent Closing (as defined in Section 4.1 of Annex I), of an aggregate of (i) 6,647,728 shares (the “Subsequent Closing Shares,” and together with the First Closing Shares, the “Shares”) of Common Stock and (ii) warrants (each, a “Subsequent Closing Warrant” and, collectively, the “Subsequent Closing Warrants,” and together with the First Closing Warrants, the “Warrants”) to purchase an aggregate of 3,323,864 shares of Common Stock at an exercise price per share equal to $0.88 (the “Subsequent Closing Warrant Shares,” and together with the First Closing Warrant Shares, the “Warrant Shares”), in substantially the form attached hereto as Exhibit B. At each Closing, the Company will issue to each Investor, and each Investor will purchase from the Company, the number of Shares and receive a Warrant exercisable for a number of Warrant Shares, in each case in the amounts set forth on the Signature Page (as defined below) of such Investor, and in exchange therefor, each Investor shall pay the aggregate price set forth on the Signature Page of such Investor (the “Purchase Price”). The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.
3.    The offering and sale of the Securities (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3, File No. 333-198066 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed with the Commission and delivered to the Investors on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that has been or will be filed with the Commission and delivered to the Investors on or prior to the date hereof. Notwithstanding anything contained herein to the contrary, the information and disclosure contained in any Free Writing Prospectus and the Prospectus Supplement shall be consistent with the terms set forth herein and in the Warrant, and nothing contained therein shall modify the terms of this Agreement or the Warrant.
4.    The Company and each Investor agree that at each Closing such Investor will purchase from the Company and the Company will issue and sell to such Investor the Shares and the Warrants set forth below for the aggregate Purchase Price set forth below. The Shares and the Warrants shall be purchased pursuant to this Agreement, the Warrant and the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

5.    The manner of settlement of the Shares purchased by each Investor at each Closing hereunder shall be as follows (and the Company shall take such actions as may be required to effect the following):
Delivery by crediting the account of such Investor's prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby such Investor's prime broker shall initiate a DWAC transaction on the applicable Closing Date using its DTC participant identification number, and released by Wells Fargo Shareowner Services, the Company’s transfer agent (the “Transfer Agent”), at the Company's direction. NO LATER THAN (A) IN THE CASE OF THE FIRST CLOSING, THE FIRST CLOSING DATE, AND (B) IN THE CASE OF THE SUBSEQUENT CLOSING, THE SUBSEQUENT CLOSING DATE, SUCH INVESTOR AND THE COMPANY, AS APPLICABLE, SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES TO BE ACQUIRED AT SUCH CLOSING ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH SUCH SHARES AT SUCH CLOSING, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY SUCH INVESTOR AT SUCH CLOSING TO THE FOLLOWING ACCOUNT:
[To be separately provided to the Investors]
6.    The executed Warrants shall be delivered to the Investors by the Company at each Closing.
7.    Each Investor severally represents as to itself (and not the other Investor) that (a) other than the transactions contemplated by the Prior Subscription Agreement (as defined in Annex I), including the issuance of shares of Common Stock and warrants pursuant to the terms thereof, it has had no position, office or other material relationship within the past three years with the Company (which, for the avoidance of doubt, excludes ownership of Shares), and (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of each Closing.
8.    Each Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission on or prior to the date hereof) the Base Prospectus, dated August 25, 2014, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. Each Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investors will receive certain additional information regarding the Offering, including pricing information which shall be consistent with the terms set forth herein (the “Offering Information”). Such information may be provided to the Investors by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications, but all such information shall be provided prior to the execution of this Agreement by the Investors and shall be consistent with the terms set forth herein.
9.    No offer by the Investors to buy Shares and Warrants will be accepted and no part of the Purchase Price will be delivered to the Company until the Investors have received or have public access to the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and the Company hereby covenants to deliver or otherwise provide access to the Offering Information concurrently with or prior to its execution of this Agreement.
10.    The Company acknowledges that the only material, non-public information relating to the Company or its subsidiaries that the Company, its employees or agents has provided to the Investors in connection with the Offering prior to the date hereof is the existence of the Offering.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Number of First Closing Shares: 821,336
Purchase Price per Share: $0.88
First Closing Aggregate Purchase Price: $722,775.68
Number of First Closing Warrant Shares subject to Warrants (Equal to Number of First Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 410,668
Number of Subsequent Closing Shares: 4,178,097
Purchase Price per Share: $0.88
Subsequent Closing Aggregate Purchase Price: $3,676,725.36
Number of Subsequent Closing Warrant Shares subject to Warrants (Equal to Number of Subsequent Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 2,089,048
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: January 12, 2016
SARISSA CAPITAL DOMESTIC FUND LP
By: Sarissa Capital Fund GP LP, its general partner
By:/s/ Mark DiPaolo
Print Name: Mark DiPaolo
Title: Authorized Person
Address: 660 Steamboat Road, 3rd Floor
Greenwich, CT 06830
Agreed and Accepted
this 12th of January, 2016:

APRICUS BIOSCIENCES, INC.

By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer

Number of First Closing Shares: 485,483
Purchase Price per Share: $0.88
First Closing Aggregate Purchase Price: $427,225.04
Number of First Closing Warrant Shares subject to Warrants (Equal to Number of First Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 242,741
Number of Subsequent Closing Shares: 2,469,631
Purchase Price per Share: $0.88
Subsequent Closing Aggregate Purchase Price: $2,173,275.28
Number of Subsequent Closing Warrant Shares subject to Warrants (Equal to Number of Subsequent Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 1,234,815
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: January 12 , 2016
SARISSA CAPITAL OFFSHORE MASTER FUND LP
By: Sarissa Capital Offshore Fund GP LLC, its general partner
By:/s/ Mark DiPaolo
Print Name: Mark DiPaolo
Title: Authorized Person
Address: 660 Steamboat Road, 3rd Floor
Greenwich, CT 06830
Agreed and Accepted
this 12th day of January, 2016:

APRICUS BIOSCIENCES, INC.

By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES
1.    Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.
2.    Agreement to Sell and Purchase the Securities.
2.1    At each Closing (as defined in Section 4.1), the Company will sell to each Investor, and each Investor will severally purchase from the Company, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page on which such Investor’s name appears.
2.2    The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors listed on Schedule 2.2 (the “Other Investors”) and expects to complete sales of Shares and Warrants to them in the amount, price and such times as set forth on Schedule 2.2, provided that (a) the aggregate purchase price payable in respect of all Shares and Warrants issued to the Investors and the Other Investors at all Closings and the closings of the transactions contemplated by such other Subscription Agreements shall not exceed $10,000,000, (b) such other Subscription Agreement shall contain a voting agreement of all Other Investors or any affiliates thereof that hold any shares of Common Stock substantially on the terms set forth in Section 22 of this Annex I, and the Investors hereunder shall be made express third party beneficiaries of such voting agreement such that the Investors hereunder have the direct right to enforce the same, including to obtain specific performance in respect thereof on the terms set forth in such other Subscription Agreements, and (c) such Other Investors will not receive the registration rights, preemptive rights, board designation rights or expense reimbursement set forth herein. Copies of each such Subscription Agreement have been provided to the Investors and such agreements shall not hereafter be amended or modified without the prior written consent of the Investors.
2.3    The Company confirms that neither it nor any other Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as will be disclosed in the Prospectus and/or in the Company’s Form 8-K to be filed with the Commission in connection with the Offering.
3.    Representations and Warranties of the Company. The Company represents and warrants as of the date hereof and as of the date of each Closing as follows:
3.1    The Company and each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of each of their respective jurisdictions of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify, be in good standing or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, properties or business or prospects of the Company or any Subsidiary, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the Registration Statement, the Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: not applicable (each, a “Subsidiary” and, collectively, the “Subsidiaries”).

3.2    The Company has the full right, power and authority to enter into this Agreement, the Warrant Amendment (as hereinafter defined) and the Warrants and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, the Warrant Amendment and the Warrants has been duly authorized, executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

3.3    The Company has an authorized capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in all material respects in compliance with United States federal and state securities laws, and conform to the description thereof contained in the Registration Statement, the Disclosure Package and

the Prospectus. As of January 7, 2016, there were 50,414,481 shares of Common Stock issued and outstanding, no shares of Preferred Stock, par value $0.001 of the Company, issued and outstanding and 13,065,956 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in all material respects in compliance with United States federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiary other than those described above or accurately described in the Registration Statement, the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Disclosure Package and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

3.4    The shares of Common Stock and Warrants to be issued and sold by the Company to the Investors under the Agreement and the Warrant Shares have been duly authorized and the Common Stock, when issued and delivered against payment therefor as provided in the Agreement and the Warrant Shares, when issued and delivered against payment therefore as provided in the Warrants, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Disclosure Package and the Prospectus.

3.5    The execution, delivery and performance of the Agreement, the Warrant Amendment and the Warrants by the Company, the issue and sale of the shares of Common Stock and Warrants by the Company and the consummation of the transactions contemplated hereby, by the Warrant Amendment and by the Warrants will not (with or without notice or lapse of time or both): (i) result in any violation of the provisions of the articles or by-laws (or analogous governing instruments, as applicable) of the Company or any Subsidiary; (ii) result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets, or (iii) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any right or obligation of the Company or any Subsidiary under, or require any consent under, any material contract, agreement, lease, license, indenture or other understanding or arrangement to which the Company or any Subsidiary is a party or otherwise bound, other than the requirement to obtain Stockholder Approval of the Subsequent Closing.
3.6    At the time the Registration Statement became or becomes effective, at the date of this Agreement and at each Closing Date (as defined in Section 4.1), the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at each Closing Date (as defined in Section 4.1), conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading
3.7    The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and its Subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.
3.8    Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there is no action, suit, claim or proceeding pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which is required to be described in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary could be material to the Company or any Subsidiary or prevent or delay the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such action, suit, claim or proceedings is threatened. For purposes of this Agreement, “knowledge of the Company” or similar phrases means the knowledge of the officers of the Company and its Subsidiaries, after due inquiry.

3.9    To the Company’s knowledge, the Company and each of its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as now conducted. None of the Company’s active and registered Intellectual Property have expired or terminated, or, by the terms and conditions thereof, will expire or terminate within two years from the date of the Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of, and, to the Company’s knowledge, neither the Company, any Subsidiary nor their respective business or operations (including products sold thereby) are, or have been in the past three years, infringing, any Intellectual Property of others, or of any such development of similar or identical trade secrets or technical information by others with respect to the Company’s or its Subsidiaries’ Intellectual Property, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiaries regarding Intellectual Property.
3.10    The Company and each of its Subsidiaries (i) are, and have been in the last three years, in material compliance with any and all applicable foreign, federal, state and local laws and regulations, including those administered by the U.S. Food and Drug Administration (“FDA”) or similar governmental body and those relating to the protection of human health and safety or the environment and with respect to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and hold all material permits, licenses or other approvals required of them under applicable laws (including Environmental Laws) to conduct their respective businesses and (iii) are, and have been in the last three years in material compliance with all terms and conditions of any such permit, license or approval. Neither the Company nor any Subsidiary has received any written information or notice from the FDA or other domestic or foreign governmental or regulatory authority that would reasonably be expected to lead to cessation of sales of any product of the Company or any Subsidiary or the denial of any application for marketing or other approval currently pending before, or proposed to be filed by the Company or any Subsidiary thereof with, the FDA or other domestic or foreign governmental or regulatory authority.
3.11    The Company and each Subsidiary has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and any Subsidiary, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and all of the leases and subleases material to the business of the Company or any Subsidiary, and under which the Company or any Subsidiary holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

3.12    The Company and each Subsidiary carries, or is covered by, insurance (including directors’ and officers’ liability insurance) provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.

3.13    The Company and each Subsidiary possesses all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Governmental Permits”). The Company and each Subsidiary is in, and has been for the last three years in, compliance in all material respects with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect.

3.14    The Company and each of its Subsidiaries (i) have timely filed (or filed an extension to file) all necessary federal, state, local and foreign tax returns, and all such filed returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties (including independent contractors), and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this Section 3.14, that would not, singularly or in the aggregate, be material to the Company.
3.15    The Registration Statement has been declared effective by the Commission, and no stop order has been issued or is pending or, to the knowledge of the Company, threatened by the Commission with respect thereto.
3.16    The Company and its Subsidiaries have no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), other than (i) liabilities and obligations disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (ii) liabilities and obligations incurred in the ordinary course of business since the date of the last financial statements included in the Registration Statement, the Disclosure Package and the Prospectus that would not reasonably be expected to be material to Company, (iii) liabilities under contracts (other than any such liability resulting from a breach or default thereunder) and (iv) liabilities and obligations incurred in connection with this Agreement and the transactions contemplated by this Agreement.
3.17    Neither the Company nor any Subsidiary or, to the knowledge of the Company, any of the other parties thereto is in breach or violation of or in default under, or committed or failed to perform any act which would result in a default under (in each case, with or without notice or lapse of time or both), any document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement in any material respect.
3.18    Neither the Company nor any Subsidiary thereof has either voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field notification, field correction, market withdrawal or replacement, warning, “dear doctor” letter, investigator notice, safety alert or other notice or action relating to an alleged lack of safety, lack of efficacy, adulteration, misbranding or lack of regulatory compliance of any product sold, marketed or distributed by the Company or any Subsidiary thereof. Neither the Company nor any Subsidiary thereof are aware of any facts which are reasonably likely to cause, and neither the Company nor any Subsidiary thereof has received any written notice that the FDA or other domestic or foreign governmental or regulatory authority has commenced, or threatened to initiate, any action to cause (A) the seizure, recall, market withdrawal or replacement of any product sold, marketed or distributed by the Company or any Subsidiary thereof, (B) a change in the marketing classification or a material change in the labeling or advertising of any product sold, marketed or distributed by the Company or any Subsidiary thereof, or (C) a termination, suspension or injunction of the manufacture, marketing, storage or distribution of any product sold, marketed or distributed by the Company or any Subsidiary thereof.
3.19    Since the date of the latest audited financial statements included in the Registration Statement, no event, development, set of facts or circumstance has occurred that has had or is reasonably likely to have a Material Adverse Effect.
3.20    The Board of Directors of the Company has unanimously approved the execution of this Agreement, the Warrant Amendment and the Warrants and the consummation of the transactions contemplated hereby and thereby and no approval of the stockholders of the Company is required in connection with the execution and delivery of this Agreement, the Warrant Amendment or the Warrants or the consummation of the transactions contemplated hereby or thereby, other than the requirement to obtain Stockholder Approval of the Subsequent Closing. Each director and executive officer of the Company intends, to the knowledge of the Company, to vote all of the shares of capital stock of the Company owned thereby in favor of all matters to be presented to the stockholders of the Company in connection with seeking the Stockholder Approval. Without limiting the foregoing, the approval of the Board of Directors of the Company constitutes approval for purposes of any anti-takeover statute or similar statute or regulation that is or may become applicable to the transactions contemplated by this Agreement.

4.    Closings and Delivery of the Securities and Funds.
4.1    Closing.
(a)    First Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 4.2(a) and Section 4.2(b) below, the completion of the purchase and sale of the First Closing Shares and the First Closing Warrants (the “First Closing”) shall occur no later than the second business day after the execution of this Agreement by the Investors and the Company (the “First Closing Date”), in accordance with Rule 15c6-l promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the First Closing, (a) the Company shall cause Wells Fargo Shareowner Services, the Company’s “Transfer Agent”, to deliver to each Investor the number of First Closing Shares set forth on the Signature Page of such Investor registered in the name of such Investor or, if so indicated on the Investor Questionnaire of such Investor attached hereto as Exhibit A, in the name of a nominee designated by such Investor, (b) the Company shall cause to be delivered to such Investor a First Closing Warrant for the number of First Closing Warrant Shares set forth on the Signature Page of such Investor and (c) the aggregate purchase price for the First Closing Shares and the First Closing Warrants being purchased by such Investor at such First Closing as set forth on the Signature Page of such Investor will be delivered by or on behalf of such Investor to the Company. Notwithstanding anything contained herein to the contrary, if the First Closing shall not have occurred on or prior to the date that is two (2) business days after the execution of this Agreement by the Investors and the Company (unless the First Closing shall not have occurred due to a breach by an Investor of the terms hereof), then the Investors may terminate this Agreement without further liability of any kind to the Company or the Investors, provided that (i) any such termination of this Agreement shall not relieve any party hereto of any liability in respect of any breach hereof arising prior to the termination of this Agreement (or following such termination with respect to any provisions that survive the termination of this Agreement), and (ii) this last sentence of Section 4.1(a) and Sections 2.3, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 18, 19, 23 and 24 shall survive any such termination.
(b)    Subsequent Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 4.2(c) and Section 4.2(d) below, the completion of the purchase and sale of the Subsequent Closing Shares and the Subsequent Closing Warrants (the “Subsequent Closing”) shall occur no later than three (3) business days after the Stockholder Approval Date (the “Subsequent Closing Date”), in accordance with Rule 15c6-l promulgated under the Exchange Act. At the Subsequent Closing, (a) the Company shall cause the Transfer Agent to deliver to each Investor the number of Subsequent Closing Shares set forth on the Signature Page of such Investor registered in the name of such Investor or, if so indicated on the Investor Questionnaire of such Investor attached hereto as Exhibit A, in the name of a nominee designated by such Investor, (b) the Company shall cause to be delivered to such Investor a Subsequent Closing Warrant for the number of Subsequent Closing Warrant Shares set forth on the Signature Page of such Investor and (c) the aggregate purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased by such Investor at such Subsequent Closing as set forth on the Signature Page of such Investor will be delivered by or on behalf of such Investor to the Company. For the avoidance of doubt, a Subsequent Closing shall not occur if the Stockholder Approval has not occurred or if the other conditions to the Subsequent Closing set forth in Section 4.2(c) and Section 4.2(d) have not been satisfied or waived. If the Subsequent Closing has not occurred on or prior to April 29, 2016 (which date may be extended in the sole discretion of the Company or the Investors to no later May 31, 2016 but only if the conditions to the Subsequent Closing set forth in Section 4.2(c) and Section 4.2(d) shall not have been satisfied or waived on or prior to April 29, 2016, provided that if the Closing shall not have occurred on or prior to April 29, 2016 and the reason therefor is the breach by any party of its representations, warranties, covenants or agreements hereunder, the breaching party shall not have the right to exercise the extension right described in this sentence), no Subsequent Closing shall occur hereunder and the Company and the Investors shall be relieved of all obligations in respect thereof, without limitation of any liability of any such party for any breach of any terms hereof that relate thereto. Notwithstanding anything else in this Agreement to the contrary, in the event the Company and the Investors determine that no Stockholder Approval is required in connection with the Subsequent Closing, the closing of the Subsequent Closing Shares and Subsequent Closing Warrants shall occur at the First Closing, or if the First Closing has already been consummated, then within (3) business days following such determination by the Company and the Investors, but subject to the satisfaction or waiver of the conditions set forth in Section 4.2(c) and Section 4.2(d).
4.2    Conditions to the Obligations of the Parties.
(a)    Conditions to the Company’s Obligations for the First Closing. The Company’s obligation to issue and sell the First Closing Shares and the First Closing Warrants to each Investor at the First Closing shall be subject to: (i) the receipt by the Company from such Investor of the purchase price for the First Closing Shares and the First Closing Warrants being purchased hereunder at the First Closing by such Investor as set forth on the Signature Page thereof and (ii) the accuracy on the First Closing Date of the representations and warranties made by such Investor in this Agreement and the fulfillment of and compliance with those undertakings and covenants of such Investor to be fulfilled or complied with prior to the First Closing Date pursuant to this Agreement. Each Investor shall deliver a certificate to the Company on the First Closing Date to the foregoing effect.

(b)    Conditions to Each Investor’s Obligations for the First Closing. Each Investor’s obligation to purchase the First Closing Shares and the First Closing Warrants at the First Closing will be subject to (i) the accuracy on the First Closing Date of the representations and warranties made by the Company in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Company to be fulfilled or complied with prior to the First Closing Date pursuant to this Agreement, (ii) the Company having executed and delivered to the Investors a counterpart signature page to that certain Amendment to Warrants, dated as of the date hereof by and between the Company and the Investors (the “Amendment Agreement”), and such Amendment Agreement being effective and in full force and effect on the First Closing Date, and (iii) the amendment to the Bylaws of the Company, the form of which is attached as Exhibit C hereto, shall be effective prior to or as of the First Closing Date and written evidence thereof shall have been provided to the Investors prior to the First Closing Date. The Company shall deliver a certificate to the Investors on the First Closing Date to the foregoing effect.
(c)     Conditions to the Company’s Obligations for the Subsequent Closing. The Company’s obligation to issue and sell the Subsequent Closing Shares and the Subsequent Closing Warrants to each Investor at the Subsequent Closing shall be subject to: (i) the First Closing shall have been consummated, (ii) the Stockholder Approval shall have been obtained and be in full force and effect as of the Subsequent Closing Date, (iii) the receipt by the Company from such Investor of the purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased hereunder at the Subsequent Closing by such Investor as set forth on the Signature Page thereof, (iv) the accuracy on the Subsequent Closing Date of the representations and warranties made by such Investor in this Agreement and the fulfillment of and compliance with those undertakings and covenants of such Investor to be fulfilled or complied with prior to the Subsequent Closing Date pursuant to this Agreement, and (v) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the transactions contemplated hereby shall be in effect and no action, suit or proceeding shall be pending that seeks to enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement. Each Investor shall deliver a certificate to the Company on the Subsequent Closing Date to the foregoing effect.
(d)    Conditions to each Investor’s Obligations for the Subsequent Closing. Each Investor’s obligation to purchase the Subsequent Closing Shares and the Subsequent Closing Warrants at the Subsequent Closing will be subject to (i) the First Closing shall have been consummated, (ii) the Stockholder Approval shall have been obtained and be in full force and effect as of the Subsequent Closing Date, (iii) the accuracy on the Subsequent Closing Date of the representations and warranties made by the Company in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Company to be fulfilled or complied with prior to the Subsequent Closing Date pursuant to this Agreement, (iv) the Amendment Agreement shall be in full force and effect on the Subsequent Closing Date, (v) the Weighted Average Price (as defined in the Warrants) of a share of Common Stock as of the date that would otherwise be the Subsequent Closing Date (assuming, solely for these purposes the satisfaction of this condition and the occurrence of the Subsequent Closing on the first (1st) business day following the receipt of the Stockholder Approval) shall be at least equal to $0.704, (vi) since the Execution Date, there shall have not occurred any event, circumstance, occurrence or state of facts that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect, and (vii) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the transactions contemplated hereby shall be in effect and no action, suit or proceeding shall be pending that seeks to enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement. The Company shall deliver a certificate to the Investors on the Subsequent Closing Date to the foregoing effect. If the condition to the Subsequent Closing set forth in clause (v) or clause (vi) of the immediately preceding sentence is not satisfied or waived as of the date that would otherwise be the Subsequent Closing Date (assuming, solely for these purposes the satisfaction of all conditions to the Subsequent Closing (including the condition set forth in such clause (v) or (vi)) and the occurrence of the Subsequent Closing on the first (1st) business day following the receipt of the Stockholder Approval), then, at the election of the Investors, no Subsequent Closing shall occur hereunder and the Company and the Investors shall be relieved of all obligations in respect thereof, without limitation of any liability of any such party for any breach of any terms hereof that relate thereto.
4.3    Delivery of Funds. To settle the Shares purchased by each Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, (a) on the First Closing Date, each Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the First Closing Shares and the First Closing Warrants being purchased by such Investor at the First Closing, and (b) on the Subsequent Closing Date, each Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased by such Investor at the Subsequent Closing, in each case to the following account designated by the Company:
[To be separately provided to the Investors]

4.4    Delivery of Shares. To settle the Shares purchased by each Investor through DTC’s DWAC delivery system, (i) with respect to the First Closing, no later than the First Closing Date, and (ii) with respect to the Subsequent Closing Date, no later than the Subsequent Closing Date, such Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor at such Closing are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares being acquired at such Closing. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be the applicable Closing Date. At each Closing, the Company shall direct the Transfer Agent to credit each Investor’s account or accounts with the Shares being purchased by it hereunder at such Closing pursuant to the information contained in the DWAC.
5.    Representations, Warranties and Covenants of the Investors.
Each Investor severally (as to itself and not the other Investor) acknowledges, represents and warrants to, and agrees with, the Company that:
5.1    Such Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Shares and the Warrants set forth on the Signature Page, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations and warranties set forth herein and in the Warrant.
5.2    (a) Such Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).
5.3    Such Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants. Such Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing of the Warrants on any securities exchange or other trading market. Such Investor understands that without an active market, the liquidity of the Warrants will be limited.
5.4    Since December 1, 2015, representing the date at which the Company first contacted such Investor about the Offering, such Investor has not disclosed any information regarding the Offering to any third parties (other than its employees or the employees of its affiliates or their respective legal, accounting and other advisors) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities). Such Investor covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales), other than the purchases of the Shares and the Warrants as contemplated hereby, prior to the time that the transactions contemplated by this Agreement are publicly disclosed (it being understood and agreed that such transactions shall be publicly disclosed no later than one business day following the execution of this Agreement by all parties hereto). Such Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

6.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein will survive the execution of this Agreement, the delivery to the Investors of the Shares and Warrants being purchased and the payment therefor at each Closing.
7.    Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed or sent by facsimile or e-mail and, if mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or (b) if delivered from outside the United States, by International Federal Express and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile or e-mail, upon the sending thereof so long as a copy of the same is also sent by one of the other means set forth in clauses (i)-(iii) and will be delivered and addressed as follows:
(a)    if to the Company, to:

Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, California 92130
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, California 92130
Attention: Cheston J. Larson
Email: cheston.larson@lw.com

(b)    if to any Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.
9.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
10.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
11.    Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
12.    Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investors acknowledge and agree that the Company shall deliver its counterpart to the Investors along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

13.    Press Release. The Company and the Investors agree that the Company shall (a) prior to the opening of the financial markets in New York City on January 13, 2016 issue a press release announcing the Offering and disclosing all material information regarding the Offering, and (b) as promptly as practicable on January 13, 2016 file a current report on Form 8-K with the Securities and Exchange Commission including, but not limited to, a form of this Agreement and the form of Warrant as exhibits thereto, provided that the Company shall not issue any such press release or file or otherwise publicize such current report on Form 8-K without the prior consent of the Investors, it being agreed that the Company shall provide drafts of such press release and current report to the Investors for their review and comment and will include therein any reasonable comments of the Investors thereon. Without limiting the foregoing, the Company shall not make any public statements or disclosures regarding the Investors or the transactions contemplated hereby without the prior consent of the Investors.
14.    Termination. In the event that any of the conditions to closing in Section 4.2(b) shall not have been satisfied in full and shall not have been expressly waived in writing by the Investors on or prior to the second business day following the date of the execution of this Agreement by all parties, this Agreement shall terminate upon the delivery of written notice thereof by the Investors to the Company provided that (i) any such termination of this Agreement shall not relieve any party hereto of any liability in respect of any breach hereof arising prior to the termination of this Agreement (or following such termination with respect to any provisions that survive the termination of this Agreement), and (ii) this Section 14, the last sentence of Section 4.1(a) and Sections 2.3, 6, 7, 8, 9, 10, 11, 12, 13, 15, 18, 19, 23 and 24 shall survive any such termination.
15.    Registration Rights.
15.1    Upon request of the Investors (which the Investors may deliver from time to time on one or more occasions), the Company shall file a registration statement covering any or all of the shares of capital stock of the Company held by the Investors or any affiliate thereof and any shares of capital stock issuable to the Investors upon the exercise of any convertible security (including Warrants and the warrants that were issued pursuant to the Prior Subscription Agreement (the “Prior Warrants”)) from time to time, which registration statement shall provide for the resale of such shares and, following the filing thereof, the Company shall use commercially reasonable efforts to have such registration statement declared effective as promptly as practicable; provided that (i) a Form S-3 registration will be utilized unless the Company is prohibited from using a Form S-3 registration, (ii) assuming use of a Form S-3 registration, the Company shall file such registration statement within sixty (60) days after the request of the Investors and, if Form S-3 is not available, the Company shall file such other registration statement within ninety (90) days after the request of the Investors, and (iii) the Company will bear all costs associated with preparation and filing the registration statement and maintaining the effectiveness of such registration statement and all other costs and expenses incurred in connection with any offering made pursuant to the terms thereof (including the costs and expenses of one counsel for the Investors), but excluding underwriting discounts and commissions. The Company shall use commercially reasonable efforts to cause such registration statement to remain effective until all shares subject thereto have been sold or otherwise disposed of by the Investors. If the Investors shall elect for any such registration to be an underwritten offering, the Company shall provide such assistance in connection therewith as the Investors may reasonably request, including allowing the underwriters to conduct due diligence and causing the accountants and counsel to the Company to cooperate in connection therewith, including by providing customary comfort letters and legal opinions The requirements under this Section 15.1 will terminate when upon the Investors and their affiliates owning less than five percent (5%) of the outstanding shares of common stock of the Company (assuming conversion of all convertible securities, including the Warrants and the Prior Warrants, held by the Investors and their affiliates).

15.2     The Company shall indemnify each Investor and, as applicable, each of its officers, affiliates, directors, partners, beneficiaries, members, and each person controlling each such Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to each registration effected pursuant to the terms hereof, and each underwriter, if any, and each person who controls any such underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document utilized in connection with any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Investor and, as applicable, each of its affiliates, officers, directors, partners, beneficiaries, and members, and each person controlling each such Investor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each such underwriter and each person who controls any such underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission) based upon written information furnished to the Company by the Investors or the underwriters in connection with any such Registration and stated to be specifically for use in any registration statement, prospectus, offering circular or other document utilized in connection with any such registration.
15.3    If the indemnification provided for in this Section 15 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the Company, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, however, that the contribution obligations of any Investor shall be limited to an amount equal to the net proceeds that such Investor receives in respect of the shares sold by such Investor in the registration to which such contribution is being made. The relative fault of the Company and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Company or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
16.    Resale of Securities. Each Investor agrees that it shall not resell any Securities acquired pursuant to the terms hereof for a period of six (6) months following the First Closing Date, provided that the foregoing shall not preclude the Investors from selling any such Securities in connection with any change of control of the Company or any announcement by any person (including the Company) that it is seeking to effect a change of control of the Company.
17.    Interim Covenants; Other Matters
17.1    During the period from the date of this Agreement and continuing until the earlier of the (i) termination of this Agreement, and (ii) the Subsequent Closing, the Company will not, and will not permit any of its Subsidiaries to, without the prior written consent of the Investors, (1) issue, grant, deliver or sell, or authorize the issuance, grant, delivery or sale of, or purchase, repurchase, redeem or otherwise acquire, or propose the purchase, repurchase, redemption or other acquisition of, any equity or equity-linked securities of the Company or any of its Subsidiaries (including any securities or rights convertible into or exercisable or exchangeable for equity securities of the Company or any of its Subsidiaries), except that nothing contained in this Section 17.1 shall prohibit the issuance of any of the foregoing to, or the repurchase of any of the foregoing from, employees, consultants or directors of the Company or any Subsidiary thereof (solely in the case of repurchases, in connection with the cessation of service to the Company or its Subsidiaries) pursuant to the Company’s equity plans in existence as of the date hereof and described in the Registration Statement, the Disclosure Package and the Prospectus, (2) adopt or propose any change in its Articles of Incorporation, By-laws or comparable organizational documents, (3) make any declaration, set aside or payment of any dividend or other distribution with respect to any capital stock thereof, (4) incur, assume or guarantee any indebtedness for borrowed money or otherwise if the principal amount of all such indebtedness so incurred, assumed or guaranteed would exceed $1,000,000 in the aggregate, or (5) otherwise take any action that would have, or be reasonably likely to have, an adverse effect on the ability of the Company to consummate the transactions contemplated hereby.

17.2    On the date hereof, the Company has adopted the amendment to the Bylaws thereof in the form attached as Exhibit C hereto.
17.3    If there is any stock split, combination or similar action taken by the Company on or prior to the occurrence of the First Closing or the Subsequent Closing, then share numbers and purchase prices referred to herein shall be subject to proportional adjustment, subject to the approval of the Investors.
18.    Additional Director.
18.1    So long as the Investors and their controlled affiliates beneficially own (as set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act but assuming that any convertible securities (including the Warrants and the Prior Warrants) owned by the Investors or any controlled affiliate thereof are immediately exercisable) shares of Common Stock that satisfies the Ownership Threshold, the Investors will have the right, at any time on or after the First Closing Date, to direct the Company to appoint one person (the “Sarissa Designee”) to the Board of Directors (the “Board”) of the Company reasonably acceptable to the Board, it being understood and agreed that upon the exercise by the Investors of the right to appoint the Sarissa Designee, such Sarissa Designee shall be placed in the class of directors chosen by the Investors (so long as the Company maintains a staggered Board). Upon the exercise by the Investors of their rights set forth in this Section 18, the Company shall promptly thereafter expand the size of the Board by one seat and appoint the Sarissa Designee to fill the resulting vacancy. If, at any time following the appointment of any Sarissa Designee to the Board, such Sarissa Designee shall resign therefrom or be unable to serve on the Board, then the Investors, so long as they and their controlled affiliates beneficially own (as set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act but assuming that any convertible securities (including the Warrants and the Prior Warrants) owned by the Investors or any controlled affiliate thereof are immediately exercisable) shares of Common Stock that satisfies the Ownership Threshold shall have the right to designate a replacement therefor and promptly following such designation, the Company shall cause such person to become a member of the Board as the Sarissa Designee. For purposes hereof, the “Ownership Threshold” will be deemed satisfied so long as the Investors and their controlled affiliates beneficially own (as set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act but assuming that any convertible securities (including the Warrants and the Prior Warrants) have been converted into Common Stock) at least 4,635,878 shares of Common Stock (which amount shall be subject to adjustment for stock splits, combinations or similar actions).
18.2    The Sarissa Designee agrees to submit (to the extent not already submitted) to the Company a fully completed copy of the Company’s standard directors’ and officers’ questionnaire, conflict of interest questionnaire, and other reasonable and customary director onboarding documentation required by the Company in connection with the appointment or election of a new director as soon as practicable on or after the exercise by Sarissa of its rights set forth in this Section 18 and to be governed by the same obligations regarding conflicts of interest, fiduciary duties, trading and disclosure policies and other governance guidelines as are applicable to all other directors of the Company. As a condition to the Sarissa Designee’s appointment to the Board and nomination at any annual meeting, the Investors agree to provide to the Company, and request that the Sarissa Designee provide to the Company, such information as is required to be disclosed in proxy statements under applicable law or would otherwise be necessary for inclusion of the Sarissa Designee in connection with the appointment or election of a member of the Board.
18.3    The Company shall use reasonable best efforts to cause the election of the Sarissa Designee so nominated by the Investors at each meeting of the stockholders at which such election is considered (including listing the Sarissa Designee in the proxy statement and proxy card prepared, filed and delivered in connection with such meeting and recommending that the Company’s stockholders vote in favor of the election of the Sarissa Designee (along with all other Company nominees) and otherwise supporting the Sarissa Designee for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees).
18.4    Notwithstanding anything to the contrary in this Agreement, if at any time after the date hereof, the Investors (together with its controlled affiliates) cease to beneficially own (as set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act but assuming that any convertible securities (including the Warrants) owned by the Investors or any controlled affiliate thereof are immediately exercisable) shares of Common Stock that satisfies the Ownership Threshold, then the Sarissa Designee shall promptly tender his resignation from the Board and any committee of the Board on which he is a member and the Company shall have no further obligations under this Section 18.

19.    Preemptive Rights.
19.1    In the event that the Company determines to issue shares of Common Stock or other securities or instruments convertible into shares of Common Stock (“Equity Securities”), other than Excluded Securities (as defined below) (such Equity Securities excluding Excluded Securities, the “Proposed Securities”), the Company shall provide written notice (a “Preemptive Rights Notice”) thereof to the Investors so long as the Investors (together with its controlled affiliates) beneficially own (as set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act but assuming that any convertible securities (including the Warrants and the Prior Warrants) owned by the Investors or any controlled affiliate thereof are immediately exercisable) shares of Common Stock that satisfies the Ownership Threshold. The Preemptive Rights Notice must be delivered to the Investors at least five (5) business days prior to the date of such issuance and shall set forth a summary of the material terms of such Proposed Securities, including the amount of Proposed Securities to be issued, the purchase price therefor and the date of issuance of such Proposed Securities. Each Investor shall have the right (a “Preemptive Right”) to purchase a portion (the “Pro Rata Portion”) of the Proposed Securities equal to up to the number of Proposed Securities proposed to be issued multiplied by a fraction, the numerator of which the number of shares of Common Stock owned by such Investor at the time of the Preemptive Rights Notice (assuming, for these purposes, the conversion or exercise of any securities of the Company that are convertible into or exercisable for shares of Common Stock, including the Warrants and the Prior Warrants), and the denominator of which is the number of shares of Common Stock that are issued and outstanding as of the date of the Preemptive Rights Notice. Each Investor that desires to exercise its Preemptive Rights hereunder must exercise such Preemptive Right within five (5) business days after receipt of the Preemptive Rights Notice from the Company, and any failure to exercise such Preemptive Right within such time period shall be deemed a waiver of the Preemptive Right in respect of the Proposed Securities referred to in the related Preemptive Rights Notice.
19.2    Upon the expiration of the offering periods described above, the Company will be free to sell such Proposed Securities that the Investors have not elected to purchase during the ninety (90) days following such expiration on terms and conditions not materially more favorable to the purchasers thereof than those offered to such Investors. Any Proposed Securities that the Investors do not elect to purchase and that are offered or sold by the Company after such ninety (90)-day period must be reoffered to the Investors pursuant to the terms hereof.
19.3    Notwithstanding anything to the contrary set forth in this Section 19, the Company may offer and sell Proposed Securities without prior notice to the Investors if the Company has been advised by an investment bank, underwriter, placement agent or other financial advisor that compliance with the terms of Section 19.1 could reasonably be expected to jeopardize the ability of the Company to consummate such offering; provided, however, that, subject to the rules and regulations of the Commission and the Nasdaq Stock Market LLC, immediately following the consummation of the applicable offering, each Investor shall have the right thereafter to purchase up to a number of Proposed Securities such that the Investors own the same percentage of the outstanding Common Stock of the Company that they (and their affiliates) owned immediately prior to such offering giving rise to the Preemptive Rights described herein (assuming any convertible securities held by the Investors and their affiliates (including the Warrants and the Prior Warrants) have been exercised) on the same terms, conditions and price provided for in the applicable offering and under the same conditions and within the timeframe set forth in Section 19.1.
19.4    For purposes hereof, “Excluded Securities” means (a) any shares of capital stock of the Company issued as a dividend or distribution on any outstanding shares of capital stock thereof, (b) any shares of Common Stock or options or other rights to acquire shares of Common Stock issued or granted to employees, service providers, officers, directors, managers of, or contractors, consultants or advisors to, the Company or any of its Subsidiaries pursuant to incentive, service or employment agreements, equity purchase or equity option plans, equity bonuses or awards, warrants, contracts or other arrangements that are approved by the Board, (c) any shares of capital stock issued by the Company upon the exercise or conversion of warrants to purchase capital stock of the Company or other convertible securities (i) outstanding immediately prior to the First Closing or (ii) issued after the First Closing pursuant to an exemption from this Section 19 or otherwise in compliance with this Section 19, (d) any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock that are issued in connection with any bona fide third party debt financing of the Company that is approved by the Board, and (e) any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock that are issued as consideration (and not financing) pursuant to the acquisition of another person that is not an affiliated of the Company or any of its Subsidiaries by the Company or any of its Subsidiaries or a license, collaboration, distribution or similar commercial arrangement entered into by the Company or any of its Subsidiaries with a person that is not an affiliate of the Company or any of its Subsidiaries and that is approved by the Board (other than any such arrangement primarily for capital-raising purposes).

19.5    Each Investor acknowledges and agrees that such Investor’s execution of this Agreement shall serve as a waiver, in respect of the shares of Common Stock to be issued to the Investors pursuant to this Agreement and the Other Investors in accordance with the terms hereof, of the Preemptive Rights Notice requirement for the Preemptive Rights set forth and defined in the Subscription Agreement between the Company and the Investors dated February 10, 2015 (the “Prior Subscription Agreement”), and consents to the calculation of such Investor’s Pro Rata Portion (as defined in, and pursuant to the rights under, the Prior Subscription Agreement) of the Shares and Warrants being sold pursuant to this Agreement and the Subscription Agreements with the Other Investors, notwithstanding any requirements to the contrary in the Prior Subscription Agreement; provided that the foregoing waiver shall be void and of no further force or effect if the First Closing and the First Closing with the Other Investors shall not have been consummated on or before the second business day following the date hereof.
20.    Termination of Covenants under Prior Subscription Agreement. Upon execution of this Agreement by the Company and the Investors, Sections 17, 18, and 19 of the Prior Subscription Agreement shall thereafter be of no further force or effect.
21.    Stockholder Approval.
21.1    The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be held as soon as reasonably possible following the mailing of the proxy statement to the stockholders of the Company in respect thereof (the “Proxy Statement”), but not later than three business days prior to April 29, 2016, unless such date is extended in the sole discretion of the Company or the Investors pursuant to Section 4.1(b), in which case the Stockholder Meeting shall be held not later than three business days prior to May 31, 2016 (three business days prior to April 29, 2016 or May 31, 2016, as applicable, being referred to herein as the “Stockholder Meeting Outside Date”), a copy of the Proxy Statement, at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of a proposal providing for issuance of the Subsequent Closing Shares and Subsequent Closing Warrants and such other matters relating thereto as the Investors may reasonably request, in each case in compliance with the rules and regulations of the Nasdaq Stock Market LLC, the Articles of Incorporation of the Company, the Bylaws of the Company and applicable law (collectively, the “Stockholder Approval”, and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”). As reasonably promptly as practicable after execution of this Agreement, but in no event later than January 25, 2016, the Company shall, in consultation with the Investors, prepare and file with the Securities Exchange Commission (the “Commission”), the preliminary Proxy Statement and related proxy materials in compliance with Section 14 of the Exchange Act. As reasonably promptly as practicable after comments, if any, are received from the Commission thereon and after the furnishing by the Company and the Investors of all information required to be contained therein, the Company shall, in consultation with the Investors, prepare and the Company shall file any required amendments to the Proxy Statement with the Commission. The Company shall notify the Investors reasonably promptly of the receipt of any comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to the Proxy Statement or for additional information and shall consult with the Investors regarding, and supply the Investors with copies of, all correspondence between the Company or any of its representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to the Proxy Statement. Prior to filing or mailing the initial Proxy Statement or any proposed amendment of or supplement to the Proxy Statement, the Company shall provide the Investors a reasonable opportunity to review and comment on such document and shall incorporate therein any reasonable comments of the Investors thereto. The Company shall use its best efforts to have the Proxy Statement cleared by the Commission and shall thereafter mail to the stockholders of the Company as reasonably promptly as possible the Proxy Statement and all other proxy materials for the Stockholder Meeting.
21.2    The Company hereby covenants and agrees that (a) the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act and (b) none of the information included or incorporated by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company or at the time of the Stockholder Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

21.3    The Company shall take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Stockholder Meeting as promptly as reasonably practicable but no later than April 1, 2016 and to submit at the Stockholder Meeting for approval by the requisite vote of the stockholders of the Company the matters subject to Stockholder Approval. In connection with the Stockholder Meeting and any adjournment or postponement thereof, (i) the Board of Directors shall recommend that its stockholders vote in favor of all matters submitted thereto as such meeting and (ii) neither the Board of Directors nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to the Investors, such recommendation. The Company shall take all lawful action to solicit from the stockholders of the Company proxies in favor of the Stockholder Approval and take all other action reasonably necessary or advisable to secure the vote or consent of the stockholders that are required by the rules of Nasdaq Stock Market LLC and applicable law, including, if necessary or appropriate or if requested by the Investors, adjourning the Stockholder Meeting to solicit additional proxies. For the avoidance of doubt, if requested by the Investors and subject to compliance with applicable law, the Company shall adjourn or postpone the Stockholder Meeting, but no later than three business days prior to Stockholder Meeting Outside Date, if necessary to solicit additional proxies to allow for the matters subject to the Stockholder Meeting to be duly adopted and approved by the stockholders of the Company. The Company will enforce any and all voting agreements entered into by the Other Investors in respect of the matters subject to the Stockholder Meeting.
22.    Voting Agreement. Each of the Investors agrees to vote all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock) registered in its name or beneficially owned by it as of the date hereof and any and all other securities of the Company legally or beneficially acquired by it after the date hereof (other than the First Closing Shares) at the Stockholder Meeting in favor of the Stockholder Approval (i.e., the proposal providing for issuance of the Subsequent Closing Shares and Subsequent Closing Warrants in compliance with the rules and regulations of the Nasdaq Stock Market LLC). In the event that such Investor fails to vote the shares it is entitled to vote in the manner set forth above, such Investor shall be deemed immediately upon the existence of such breach to have appointed the Chief Executive Officer of the Company, with full power of substitution, as the proxy of such Investor with respect to the matters set forth herein, and hereby authorizes and directs such proxy to represent and vote such Investor’s shares to ensure that such shares will be voted as set forth herein. Each of the Investors acknowledges that each proxy granted hereby, including any successive proxy if need be, is given to secure the performance of a duty, is coupled with an interest, and shall be irrevocable until the duty is performed. Each Investor hereby revokes any and all previous proxies with respect to the shares of the Company’s voting capital stock as it relates to the Stockholder Meeting. Each Investor agrees not to grant any proxy with respect to such shares of voting capital stock of the Company or enter into or agree to be bound by any voting trust agreement or other arrangement of any kind that is inconsistent with the provisions of this Agreement. Notwithstanding the foregoing and for clarity, the First Closing Shares shall not be not counted for purposes of the Stockholder Approval pursuant to the rules of the Nasdaq Stock Market LLC.
23.    Expenses; Indemnity. Except as otherwise expressly set forth herein, each party shall pay any fees or expenses incurred thereby in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, at the First Closing, the Company shall pay or reimburse the Investors in respect of all fees and expenses of outside legal counsel to the Investors, such payment or reimbursement in respect of the fees and expenses of outside legal counsel not to exceed $40,000 in the aggregate. In addition, should any litigation, action or proceeding be commenced or threatened in connection with the transactions contemplated by this Agreement or other documents and agreements being executed in connection therewith, the Company will indemnify and hold the Investors harmless with respect thereto, including in respect of reasonable fees and expenses of outside legal counsel to the Investors, provided that the foregoing shall not apply in the case of (a) any litigation, action or proceeding commenced by the Company in connection with any breach by the Investors of the representations, warranties or covenants of the Investors set forth in this Agreement, or (b) the gross negligence or willful misconduct of the Investors, in each case as determined in a final and non-appealable judgment of a court of competent jurisdiction.
24.    Specific Performance. Each party hereby acknowledges and agrees that the failure of the other parties to perform their respective agreements and covenants hereunder will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby agrees that any other party shall be entitled to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party’s obligations, and the parties waive the requirement to post a bond or other collateral in connection therewith or any defense that money damages is a sufficient remedy.
25.    Further Assurances. The Company agrees to execute and deliver, and cause each of its Subsidiaries to execute and deliver, and each Investor agrees to execute and deliver, such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the other documents referred to herein.

EXHIBIT A

APRICUS BIOSCIENCES, INC.

INVESTOR QUESTIONNAIRE
Pursuant to Section 4 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:	___________________________
2. The relationship between the Investor and the registered holder listed in response to item 1 above:	___________________________
3. The mailing address of the registered holder listed in response to item 1 above:	___________________________
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	___________________________
5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):	___________________________
6. DTC Participant Number:	___________________________
7. Name of Account at DTC Participant being credited with the Shares:	___________________________
8. Account Number at DTC Participant being credited with the Shares:	___________________________

Exhibit B
Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, California 92130
Gentlemen:
The undersigned (the “Investor”) hereby confirms its agreement with Apricus Biosciences, Inc., a Nevada corporation (the “Company”), as follows:
1.    This Subscription Agreement, including the Terms and Conditions For Purchase of Securities attached hereto as Annex I (collectively, (this “Agreement”), is made as of the date set forth below between the Company and the Investor.
2.    The Company has authorized the sale and issuance to the Investor, at the First Closing (as defined in Section 4.1 of Annex I), of an aggregate of (i) 795,455 shares (the “First Closing Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants (each, a “First Closing Warrant” and, collectively, the “First Closing Warrants”) to purchase an aggregate of 397,727 shares of Common Stock at an exercise price per share equal to $0.88 (the “First Closing Warrant Shares”), in substantially the form attached hereto as Exhibit B. The Company has authorized the sale and issuance to the Investor, at the Subsequent Closing (as defined in Section 4.1 of Annex I), of an aggregate of (i) 1,761,364 shares (the “Subsequent Closing Shares,” and together with the First Closing Shares, the “Shares”) of Common Stock and (ii) warrants (each, a “Subsequent Closing Warrant” and, collectively, the “Subsequent Closing Warrants,” and together with the First Closing Warrants, the “Warrants”) to purchase an aggregate of 880,682 shares of Common Stock at an exercise price per share equal to $0.88 (the “Subsequent Closing Warrant Shares,” and together with the First Closing Warrant Shares, the “Warrant Shares”), in substantially the form attached hereto as Exhibit B. At each Closing, the Company will issue to the Investor, and the Investor will purchase from the Company, the number of Shares and receive a Warrant exercisable for a number of Warrant Shares, in each case in the amounts set forth on the Signature Page (as defined below) of the Investor, and in exchange therefor, the Investor shall pay the aggregate price set forth on the Signature Page of the Investor (the “Purchase Price”). The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.
3.    The offering and sale of the Securities (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3, File No. 333-198066 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that has been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof. Notwithstanding anything contained herein to the contrary, the information and disclosure contained in any Free Writing Prospectus and the Prospectus Supplement shall be consistent with the terms set forth herein and in the Warrant, and nothing contained therein shall modify the terms of this Agreement or the Warrant.
4.    The Company and the Investor agree that at each Closing the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares and the Warrants set forth below for the aggregate Purchase Price set forth below. The Shares and the Warrants shall be purchased pursuant to this Agreement, the Warrant and the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.

5.    The manner of settlement of the Shares purchased by the Investor at each Closing hereunder shall be as follows (and the Company shall take such actions as may be required to effect the following):
Delivery by crediting the account of the Investor's prime broker (as specified by the Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Investor's prime broker shall initiate a DWAC transaction on the applicable Closing Date using its DTC participant identification number, and released by Wells Fargo Shareowner Services, the Company’s transfer agent (the “Transfer Agent”), at the Company's direction. NO LATER THAN (A) IN THE CASE OF THE FIRST CLOSING, THE FIRST CLOSING DATE, AND (B) IN THE CASE OF THE SUBSEQUENT CLOSING, THE SUBSEQUENT CLOSING DATE, THE INVESTOR AND THE COMPANY, AS APPLICABLE, SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES TO BE ACQUIRED AT SUCH CLOSING ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH SUCH SHARES AT SUCH CLOSING, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR AT SUCH CLOSING TO THE FOLLOWING ACCOUNT:
[To be separately provided to the Investors]
6.    The executed Warrants shall be delivered to the Investor by the Company at each Closing.
7.    The Investor represents that (a) it has had no position, office or other material relationship within the past three years with the Company (which, for the avoidance of doubt, excludes ownership of Shares), and (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of each Closing.
8.    The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission on or prior to the date hereof) the Base Prospectus, dated August 25, 2014, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information which shall be consistent with the terms set forth herein (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications, but all such information shall be provided prior to the execution of this Agreement by the Investor and shall be consistent with the terms set forth herein.
9.    No offer by the Investor to buy Shares and Warrants will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received or has public access to the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and the Company hereby covenants to deliver or otherwise provide access to the Offering Information concurrently with or prior to its execution of this Agreement.
10.    The Company acknowledges that the only material, non-public information relating to the Company or its subsidiaries that the Company, its employees or agents has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Number of First Closing Shares: 795,455
Purchase Price per Share: $0.88
First Closing Aggregate Purchase Price: $700,000.40
Number of First Closing Warrant Shares subject to Warrants (Equal to Number of First Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 397,727
Number of Subsequent Closing Shares: 1,761,364
Purchase Price per Share: $0.88
Subsequent Closing Aggregate Purchase Price: $1,550,000.32
Number of Subsequent Closing Warrant Shares subject to Warrants (Equal to Number of Subsequent Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 880,682
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: January 12, 2016
ASPIRE CAPITAL FUND, LLC
By: Aspire Capital Partners, LLC
By: SGM Holdings Corp.
By: /s/ Steven G. Martin
Print Name: Steven G. Martin
Title: President
Address: 155 North Wacker Drive, Suite 1600
Chicago, IL 60606
Agreed and Accepted
this 12th of January, 2016:

APRICUS BIOSCIENCES, INC.

By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES
1.    Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.
2.    Agreement to Sell and Purchase the Securities.
2.1    At each Closing (as defined in Section 4.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.
2.2    The Company proposes to enter into a subscription agreement (the “Other Subscription Agreements”) with certain other investors listed on Schedule 2.2 (the “Other Investors”), including Sarissa Capital Management LP and its affiliates (collectively, “Sarissa”), and expects to complete sales of Shares and Warrants to them in the amount, price and at such times as set forth on Schedule 2.2. Copies of each Other Subscription Agreement have been provided to the Investor.
2.3    The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as will be disclosed in the Prospectus and/or in the Company’s Form 8-K to be filed with the Commission in connection with the Offering.
3.    Representations and Warranties of the Company. The Company represents and warrants as of the date hereof and as of the date of each Closing as follows:
3.1    The Company and each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of each of their respective jurisdictions of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify, be in good standing or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, properties or business or prospects of the Company or any Subsidiary, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the Registration Statement, the Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: not applicable (each, a “Subsidiary” and, collectively, the “Subsidiaries”).

3.2    The Company has the full right, power and authority to enter into this Agreement and the Warrants and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement and the Warrants has been duly authorized, executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

3.3    The Company has an authorized capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in all material respects in compliance with United States federal and state securities laws, and conform to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. As of January 7, 2016, there were 50,414,481 shares of Common Stock issued and outstanding, no shares of Preferred Stock, par value $0.001 of the Company, issued and outstanding and 13,065,956 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in all material respects in compliance with United States federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiary other than those described above or accurately described in the Registration Statement, the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Disclosure Package and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

3.4    The shares of Common Stock and Warrants to be issued and sold by the Company to the Investor under the Agreement and the Warrant Shares have been duly authorized and the Common Stock, when issued and delivered against payment therefor as provided in the Agreement and the Warrant Shares, when issued and delivered against payment therefore as provided in the Warrants, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Disclosure Package and the Prospectus.

3.5    The execution, delivery and performance of the Agreement and the Warrants by the Company, the issue and sale of the shares of Common Stock and Warrants by the Company and the consummation of the transactions contemplated hereby and by the Warrants will not (with or without notice or lapse of time or both): (i) result in any violation of the provisions of the articles or by-laws (or analogous governing instruments, as applicable) of the Company or any Subsidiary; (ii) result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets, or (iii) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any right or obligation of the Company or any Subsidiary under, or require any consent under, any material contract, agreement, lease, license, indenture or other understanding or arrangement to which the Company or any Subsidiary is a party or otherwise bound.
3.6    At the time the Registration Statement became or becomes effective, at the date of this Agreement and at each Closing Date (as defined in Section 4.1), the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at each Closing Date (as defined in Section 4.1), conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading
3.7    The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and its Subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

3.8    Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there is no action, suit, claim or proceeding pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which is required to be described in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary could be material to the Company or any Subsidiary or prevent or delay the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such action, suit, claim or proceedings is threatened. For purposes of this Agreement, “knowledge of the Company” or similar phrases means the knowledge of the officers of the Company and its Subsidiaries, after due inquiry.

3.9    To the Company’s knowledge, the Company and each of its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as now conducted. None of the Company’s active and registered Intellectual Property have expired or terminated, or, by the terms and conditions thereof, will expire or terminate within two years from the date of the Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of, and, to the Company’s knowledge, neither the Company, any Subsidiary nor their respective business or operations (including products sold thereby) are, or have been in the past three years, infringing, any Intellectual Property of others, or of any such development of similar or identical trade secrets or technical information by others with respect to the Company’s or its Subsidiaries’ Intellectual Property, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiaries regarding Intellectual Property.
3.10    The Company and each of its Subsidiaries (i) are, and have been in the last three years, in material compliance with any and all applicable foreign, federal, state and local laws and regulations, including those administered by the U.S. Food and Drug Administration (“FDA”) or similar governmental body and those relating to the protection of human health and safety or the environment and with respect to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and hold all material permits, licenses or other approvals required of them under applicable laws (including Environmental Laws) to conduct their respective businesses and (iii) are, and have been in the last three years in material compliance with all terms and conditions of any such permit, license or approval. Neither the Company nor any Subsidiary has received any written information or notice from the FDA or other domestic or foreign governmental or regulatory authority that would reasonably be expected to lead to cessation of sales of any product of the Company or any Subsidiary or the denial of any application for marketing or other approval currently pending before, or proposed to be filed by the Company or any Subsidiary thereof with, the FDA or other domestic or foreign governmental or regulatory authority.
3.11    The Company and each Subsidiary has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and any Subsidiary, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and all of the leases and subleases material to the business of the Company or any Subsidiary, and under which the Company or any Subsidiary holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

3.12    The Company and each Subsidiary carries, or is covered by, insurance (including directors’ and officers’ liability insurance) provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.
3.13    The Company and each Subsidiary possesses all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Governmental Permits”). The Company and each Subsidiary is in, and has been for the last three years in, compliance in all material respects with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect.

3.14    The Company and each of its Subsidiaries (i) have timely filed (or filed an extension to file) all necessary federal, state, local and foreign tax returns, and all such filed returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties (including independent contractors), and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this Section 3.14, that would not, singularly or in the aggregate, be material to the Company.

3.15    The Registration Statement has been declared effective by the Commission, and no stop order has been issued or is pending or, to the knowledge of the Company, threatened by the Commission with respect thereto.
3.16    The Company and its Subsidiaries have no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), other than (i) liabilities and obligations disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (ii) liabilities and obligations incurred in the ordinary course of business since the date of the last financial statements included in the Registration Statement, the Disclosure Package and the Prospectus that would not reasonably be expected to be material to Company, (iii) liabilities under contracts (other than any such liability resulting from a breach or default thereunder) and (iv) liabilities and obligations incurred in connection with this Agreement and the transactions contemplated by this Agreement.
3.17    Neither the Company nor any Subsidiary or, to the knowledge of the Company, any of the other parties thereto is in breach or violation of or in default under, or committed or failed to perform any act which would result in a default under (in each case, with or without notice or lapse of time or both), any document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement in any material respect.
3.18    Neither the Company nor any Subsidiary thereof has either voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field notification, field correction, market withdrawal or replacement, warning, “dear doctor” letter, investigator notice, safety alert or other notice or action relating to an alleged lack of safety, lack of efficacy, adulteration, misbranding or lack of regulatory compliance of any product sold, marketed or distributed by the Company or any Subsidiary thereof. Neither the Company nor any Subsidiary thereof are aware of any facts which are reasonably likely to cause, and neither the Company nor any Subsidiary thereof has received any written notice that the FDA or other domestic or foreign governmental or regulatory authority has commenced, or threatened to initiate, any action to cause (A) the seizure, recall, market withdrawal or replacement of any product sold, marketed or distributed by the Company or any Subsidiary thereof, (B) a change in the marketing classification or a material change in the labeling or advertising of any product sold, marketed or distributed by the Company or any Subsidiary thereof, or (C) a termination, suspension or injunction of the manufacture, marketing, storage or distribution of any product sold, marketed or distributed by the Company or any Subsidiary thereof.
3.19    Since the date of the latest audited financial statements included in the Registration Statement, no event, development, set of facts or circumstance has occurred that has had or is reasonably likely to have a Material Adverse Effect.
3.20    The Board of Directors of the Company has unanimously approved the execution of this Agreement and the Warrants and the consummation of the transactions contemplated hereby and thereby and no approval of the stockholders of the Company is required in connection with the execution and delivery of this Agreement, the Warrants or the consummation of the transactions contemplated hereby or thereby. Each director and executive officer of the Company intends, to the knowledge of the Company, to vote all of the shares of capital stock of the Company owned thereby in favor of all matters to be presented to the stockholders of the Company in connection with seeking the Stockholder Approval. Without limiting the foregoing, the approval of the Board of Directors of the Company constitutes approval for purposes of any anti-takeover statute or similar statute or regulation that is or may become applicable to the transactions contemplated by this Agreement.
4.    Closings and Delivery of the Securities and Funds.
4.1    Closing.
(a)    First Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 4.2(a) and Section 4.2(b) below, the completion of the purchase and sale of the First Closing Shares and the First Closing Warrants (the “First Closing”) shall occur no later than the second business day after the execution of this Agreement by the Investor and the Company (the “First Closing Date”), in accordance with Rule 15c6-l promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the First Closing, (a) the Company shall cause Wells Fargo Shareowner Services, the Company’s “Transfer Agent”, to deliver to the Investor the number of First Closing Shares set forth on the Signature Page of the Investor registered in the name of the Investor or, if so indicated on the Investor Questionnaire of the Investor attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a First Closing Warrant for the number of First Closing Warrant Shares set forth on the Signature Page of the Investor and (c) the aggregate purchase price for the First Closing Shares and the First Closing Warrants being purchased by the Investor at such First Closing as set forth on the Signature Page of the Investor will be delivered by or on behalf of the Investor to the Company. Notwithstanding anything contained herein to the contrary, if the First Closing shall not have occurred on or prior to the date that is two (2) business days after the execution of this Agreement by the Investor and the Company (unless the First Closing shall not have occurred due to a breach by an Investor of the terms hereof), then the Investor may terminate this Agreement without further liability of any kind to the Company or the Investor, provided that (i) any such termination of this Agreement shall not relieve any party hereto of any liability in respect of any breach hereof arising prior to the termination of this Agreement (or following such termination with respect to any provisions that survive the termination of this Agreement), and (ii) this last sentence of Section 4.1(a) and Sections 2.3, 6, 7, 8, 9, 10, 11, 12, 13, 14, 18 and 19, shall survive any such termination.
(b)    Subsequent Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 4.2(c) and Section 4.2(d) below, the completion of the purchase and sale of the Subsequent Closing Shares and the Subsequent Closing Warrants (the “Subsequent Closing”) shall occur at a date acceptable to the Investor, but in no event shall occur later than three (3) business days after the date of the Stockholder Meeting (as defined below), which date may be extended by mutual agreement of the Company and the Investor (the “Subsequent Closing Date”), in accordance with Rule 15c6-l promulgated under the Exchange Act. At the Subsequent Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Subsequent Closing Shares set forth on the Signature Page of the Investor registered in the name of the Investor or, if so indicated on the Investor Questionnaire of the Investor attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Subsequent Closing Warrant for the number of Subsequent Closing Warrant Shares set forth on the Signature Page of the Investor and (c) the aggregate purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased by the Investor at such Subsequent Closing as set forth on the Signature Page of the Investor will be delivered by or on behalf of the Investor to the Company.
4.2    Conditions to the Obligations of the Parties.
(a)    Conditions to the Company’s Obligations for the First Closing. The Company’s obligation to issue and sell the First Closing Shares and the First Closing Warrants to the Investor at the First Closing shall be subject to: (i) the receipt by the Company from the Investor of the purchase price for the First Closing Shares and the First Closing Warrants being purchased hereunder at the First Closing by the Investor as set forth on the Signature Page thereof and (ii) the accuracy on the First Closing Date of the representations and warranties made by the Investor in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Investor to be fulfilled or complied with prior to the First Closing Date pursuant to this Agreement. The Investor shall deliver a certificate to the Company on the First Closing Date to the foregoing effect.
(b)    Conditions to the Investor’s Obligations for the First Closing. The Investor’s obligation to purchase the First Closing Shares and the First Closing Warrants at the First Closing will be subject to (i) the accuracy on the First Closing Date of the representations and warranties made by the Company in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Company to be fulfilled or complied with prior to the First Closing Date pursuant to this Agreement, and (ii) the amendment to the Bylaws of the Company, the form of which is attached as Exhibit C hereto, shall be effective prior to or as of the First Closing Date and written evidence thereof shall have been provided to the Investor prior to the First Closing Date. The Company shall deliver a certificate to the Investor on the First Closing Date to the foregoing effect.
(c)     Conditions to the Company’s Obligations for the Subsequent Closing. The Company’s obligation to issue and sell the Subsequent Closing Shares and the Subsequent Closing Warrants to the Investor at the Subsequent Closing shall be subject to: (i) the First Closing shall have been consummated, (ii) the receipt by the Company from the Investor of the purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased hereunder at the Subsequent Closing by the Investor as set forth on the Signature Page thereof, (iii) the accuracy on the Subsequent Closing Date of the representations and warranties made by the Investor in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Investor to be fulfilled or complied with prior to the Subsequent Closing Date pursuant to this Agreement, and (iv) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the transactions contemplated hereby shall be in effect and no action, suit or proceeding shall be pending that seeks to enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement. The Investor shall deliver a certificate to the Company on the Subsequent Closing Date to the foregoing effect.
(d)    Conditions to the Investor’s Obligations for the Subsequent Closing. The Investor’s obligation to purchase the Subsequent Closing Shares and the Subsequent Closing Warrants at the Subsequent Closing will be subject to (i) the First Closing shall have been consummated, (ii) the accuracy on the Subsequent Closing Date of the representations and warranties made by the Company in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Company to be fulfilled or complied with prior to the Subsequent Closing Date pursuant to this Agreement, (iii) the Weighted

Average Price (as defined in the Warrants) of a share of Common Stock as of the Subsequent Closing Date shall be at least equal to $0.704, (iv) since the Execution Date, there shall have not occurred any event, circumstance, occurrence or state of facts that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect, and (vi) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the transactions contemplated hereby shall be in effect and no action, suit or proceeding shall be pending that seeks to enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement. The Company shall deliver a certificate to the Investor on the Subsequent Closing Date to the foregoing effect.
4.3    Delivery of Funds. To settle the Shares purchased by the Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, (a) on the First Closing Date, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the First Closing Shares and the First Closing Warrants being purchased by the Investor at the First Closing, and (b) on the Subsequent Closing Date, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased by the Investor at the Subsequent Closing, in each case to the following account designated by the Company:
[To be separately provided to the Investor]
4.4    Delivery of Shares. To settle the Shares purchased by the Investor through DTC’s DWAC delivery system, (i) with respect to the First Closing, no later than the First Closing Date, and (ii) with respect to the Subsequent Closing Date, no later than the Subsequent Closing Date, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by the Investor at such Closing are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares being acquired at such Closing. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be the applicable Closing Date. At each Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares being purchased by it hereunder at such Closing pursuant to the information contained in the DWAC.
5.    Representations, Warranties and Covenants of the Investor.
The Investor acknowledges, represents and warrants to, and agrees with, the Company that:
5.1    The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Shares and the Warrants set forth on the Signature Page, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations and warranties set forth herein and in the Warrant.
5.2    (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).
5.3    The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing of the Warrants on any securities exchange or other trading market. The Investor understands that without an active market, the liquidity of the Warrants will be limited.

5.4    Since December 1, 2015, representing the date at which the Company first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its employees or the employees of its affiliates or their respective legal, accounting and other advisors) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities). The Investor covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales), other than the purchases of the Shares and the Warrants as contemplated hereby, prior to the time that the transactions contemplated by this Agreement are publicly disclosed (it being understood and agreed that such transactions shall be publicly disclosed no later than one business day following the execution of this Agreement by all parties hereto). The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
6.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and Warrants being purchased and the payment therefor at each Closing.
7.    Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed or sent by facsimile or e-mail and if mailed, (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or (b) if delivered from outside the United States, by International Federal Express, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile or e-mail, upon the sending thereof so long as a copy of the same is also sent by one of the other means set forth in clauses (i)-(iii) and will be delivered and addressed as follows:
(a)    if to the Company, to:

Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, California 92130
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, California 92130
Attention: Cheston J. Larson
Email: cheston.larson@lw.com

(b)    if to any Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
9.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
10.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

11.    Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
12.    Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).
13.    Press Release. The Company and the Investor agree that the Company shall (a) prior to the opening of the financial markets in New York City on January 13, 2016 issue a press release announcing the Offering and disclosing all material information regarding the Offering, and (b) as promptly as practicable on January 13, 2016 file a current report on Form 8-K with the Securities and Exchange Commission including, but not limited to, a form of this Agreement and the form of Warrant as exhibits thereto, provided that the Company shall not issue any such press release or file or otherwise publicize such current report on Form 8-K without the prior consent of the Investor, it being agreed that the Company shall provide drafts of such press release and current report to the Investor for its review and comment and will include therein any reasonable comments of the Investor thereon. Without limiting the foregoing, the Company shall not make any public statements or disclosures regarding the Investor or the transactions contemplated hereby without the prior consent of the Investor.
14.    Termination. In the event that any of the conditions to closing in Section 4.2(b) shall not have been satisfied in full and shall not have been expressly waived in writing by the Investor on or prior to the second business day following the date of the execution of this Agreement by all parties, this Agreement shall terminate upon the delivery of written notice thereof by the Investor to the Company, provided that (i) any such termination of this Agreement shall not relieve any party hereto of any liability in respect of any breach hereof arising prior to the termination of this Agreement (or following such termination with respect to any provisions that survive the termination of this Agreement), and (ii) this Section 14, the last sentence of Section 4.1(a) and Sections 2.3, 6, 7, 8, 9, 10, 11, 12, 13, 14, 18 and 19, shall survive any such termination.
15.    Resale of Securities. The Investor agrees that it shall not resell any Securities acquired pursuant to the terms hereof for a period of six (6) months following the First Closing Date, provided that the foregoing shall not preclude the Investor from selling any such Securities in connection with any change of control of the Company or any announcement by any person (including the Company) that it is seeking to effect a change of control of the Company.
16.    Stockholder Approval.
16.1    The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be held as soon as reasonably possible following the mailing of the proxy statement to the stockholders of the Company in respect thereof (the “Proxy Statement”), a copy of the Proxy Statement, at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of a proposal providing for issuance of the Subsequent Closing Shares and Subsequent Closing Warrants (as each such term is defined in the Other Subscription Agreements), in each case in compliance with the rules and regulations of the Nasdaq Stock Market LLC, the Articles of Incorporation of the Company, the Bylaws of the Company and applicable law (collectively, the “Stockholder Approval”). The Company shall take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Stockholder Meeting as promptly as reasonably practicable but no later than April 1, 2016 and to submit at the Stockholder Meeting for approval by the requisite vote of the stockholders of the Company the matters subject to Stockholder Approval. In connection with the Stockholder Meeting and any adjournment or postponement thereof, (i) the Board of Directors shall recommend that its stockholders vote in favor of all matters submitted thereto as such meeting and (ii) neither the Board of Directors nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to Sarissa, such recommendation. The Company shall take all lawful action to solicit from the stockholders of the Company proxies in favor of the Stockholder Approval and take all other action reasonably necessary or advisable to secure the vote or consent of the stockholders that are required by the rules of Nasdaq Stock Market LLC and applicable law, including, if necessary or appropriate or if requested by the Sarissa, adjourning the Stockholder Meeting to solicit additional proxies.

17.    Voting Agreement. The Investor agrees to vote all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock) registered in its name or beneficially owned by it as of the date hereof and any and all other securities of the Company legally or beneficially acquired by it after the date hereof at the Stockholder Meeting in favor of the Stockholder Approval (i.e., the proposal providing for issuance of the Subsequent Closing Shares and Subsequent Closing Warrants in compliance with the rules and regulations of the Nasdaq Stock Market LLC). In the event that the Investor fails to vote the shares it is entitled to vote in the manner set forth above, the Investor shall be deemed immediately upon the existence of such breach to have appointed the Chief Executive Officer of the Company, with full power of substitution, as the proxy of the Investor with respect to the matters set forth herein, and hereby authorizes and directs such proxy to represent and vote the Investor’s shares to ensure that such shares will be voted as set forth herein. The Investor acknowledges that each proxy granted hereby, including any successive proxy if need be, is given to secure the performance of a duty, is coupled with an interest, and shall be irrevocable until the duty is performed. The Investor hereby revokes any and all previous proxies with respect to the shares of the Company’s voting capital stock as it relates to the Stockholder Meeting. The Investor agrees not to grant any proxy with respect to such shares of voting capital stock of the Company or enter into or agree to be bound by any voting trust agreement or other arrangement of any kind that is inconsistent with the provisions of this Agreement. Sarissa shall be a third party beneficiary this Section 16 such that Sarissa has the direct right to enforce the same, including to obtain specific performance in respect thereof on the terms set forth in this Section 16.
18.    Expenses; Indemnity. Each party shall pay any fees or expenses incurred thereby in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. In addition, should any litigation, action or proceeding be commenced or threatened in connection with the transactions contemplated by this Agreement or other documents and agreements being executed in connection therewith, the Company will indemnify and hold the Investor harmless with respect thereto, including in respect of reasonable fees and expenses of outside legal counsel to the Investor, provided that the foregoing shall not apply in the case of (a) any litigation, action or proceeding commenced by the Company in connection with any breach by the Investor of the representations, warranties or covenants of the Investor set forth in this Agreement, or (b) the gross negligence or willful misconduct of the Investor, in each case as determined in a final and non-appealable judgment of a court of competent jurisdiction.
19.    Specific Performance. Each party hereby acknowledges and agrees that the failure of the other parties to perform their respective agreements and covenants hereunder will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby agrees that any other party shall be entitled to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party’s obligations, and the parties waive the requirement to post a bond or other collateral in connection therewith or any defense that money damages is a sufficient remedy.
20.    Further Assurances. The Company agrees to execute and deliver, and cause each of its Subsidiaries to execute and deliver, and the Investor agrees to execute and deliver, such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the other documents referred to herein.

EXHIBIT A

APRICUS BIOSCIENCES, INC.

INVESTOR QUESTIONNAIRE
Pursuant to Section 4 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:	___________________________
2. The relationship between the Investor and the registered holder listed in response to item 1 above:	___________________________
3. The mailing address of the registered holder listed in response to item 1 above:	___________________________
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	___________________________
5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):	___________________________
6. DTC Participant Number:	___________________________
7. Name of Account at DTC Participant being credited with the Shares:	___________________________
8. Account Number at DTC Participant being credited with the Shares:	___________________________

Exhibit C

Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, California 92130

Gentlemen:
The undersigned (the “Investor”) hereby confirms its agreement with Apricus Biosciences, Inc., a Nevada corporation (the “Company”), as follows:
1.    This Subscription Agreement, including the Terms and Conditions For Purchase of Securities attached hereto as Annex I (collectively, (this “Agreement”), is made as of the date set forth below between the Company and the Investor.
2.    The Company has authorized the sale and issuance to the Investor, at the First Closing (as defined in Section 4.1 of Annex I), of an aggregate of (i) 426,137 shares (the “First Closing Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants (each, a “First Closing Warrant” and, collectively, the “First Closing Warrants”) to purchase an aggregate of 213,068 shares of Common Stock at an exercise price per share equal to $0.88 (the “First Closing Warrant Shares”), in substantially the form attached hereto as Exhibit B. The Company has authorized the sale and issuance to the Investor, at the Subsequent Closing (as defined in Section 4.1 of Annex I), of an aggregate of (i) 426,137 shares (the “Subsequent Closing Shares,” and together with the First Closing Shares, the “Shares”) of Common Stock and (ii) warrants (each, a “Subsequent Closing Warrant” and, collectively, the “Subsequent Closing Warrants,” and together with the First Closing Warrants, the “Warrants”) to purchase an aggregate of 213,068 shares of Common Stock at an exercise price per share equal to $0.88 (the “Subsequent Closing Warrant Shares,” and together with the First Closing Warrant Shares, the “Warrant Shares”), in substantially the form attached hereto as Exhibit B. At each Closing, the Company will issue to the Investor, and the Investor will purchase from the Company, the number of Shares and receive a Warrant exercisable for a number of Warrant Shares, in each case in the amounts set forth on the Signature Page (as defined below) of the Investor, and in exchange therefor, the Investor shall pay the aggregate price set forth on the Signature Page of the Investor (the “Purchase Price”). The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.
3.    The offering and sale of the Securities (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3, File No. 333-198066 (the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) (including the prospectus contained therein (the “Base Prospectus”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Securities, the terms of the Offering and the Company and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Securities and terms of the Offering that has been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof. Notwithstanding anything contained herein to the contrary, the information and disclosure contained in any Free Writing Prospectus and the Prospectus Supplement shall be consistent with the terms set forth herein and in the Warrant, and nothing contained therein shall modify the terms of this Agreement or the Warrant.

4.    The Company and the Investor agree that at each Closing the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares and the Warrants set forth below for the aggregate Purchase Price set forth below. The Shares and the Warrants shall be purchased pursuant to this Agreement, the Warrant and the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.
5.    The manner of settlement of the Shares purchased by the Investor hereunder shall be as follows (and the Company shall take such actions as may be required to effect the following):
Delivery by crediting the account of the Investor's prime broker (as specified by the Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby the Investor's prime broker shall initiate a DWAC transaction on the applicable Closing Date using its DTC participant identification number, and released by Wells Fargo Shareowner Services, the Company’s transfer agent (the “Transfer Agent”), at the Company's direction. NO LATER THAN (A) IN THE CASE OF THE FIRST CLOSING, THE FIRST CLOSING DATE, AND (B) IN THE CASE OF THE SUBSEQUENT CLOSING, THE SUBSEQUENT CLOSING DATE, THE INVESTOR AND THE COMPANY, AS APPLICABLE, SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES TO BE ACQUIRED AT SUCH CLOSING ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH SUCH SHARES AT SUCH CLOSING, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR AT SUCH CLOSING TO THE FOLLOWING ACCOUNT:
[To be separately provided to the Investor]
6.    The executed Warrants shall be delivered to the Investor by the Company at each Closing.
7.    The Investor represents that (a) other than the transactions contemplated by the Prior Subscription Agreement (as defined in Annex I), including the issuance of shares of Common Stock and warrants pursuant to the terms thereof, it has had no position, office or other material relationship within the past three years with the Company (which, for the avoidance of doubt, excludes ownership of Shares), and (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of each Closing.
8.    The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission on or prior to the date hereof) the Base Prospectus, dated August 25, 2014, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement. The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information which shall be consistent with the terms set forth herein (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus Supplement, a free writing prospectus and oral communications, but all such information shall be provided prior to the execution of this Agreement by the Investor and shall be consistent with the terms set forth herein.
9.    No offer by the Investor to buy Shares and Warrants will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received or has public access to the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and the Company hereby covenants to deliver or otherwise provide access to the Offering Information concurrently with or prior to its execution of this Agreement.
10.    The Company acknowledges that the only material, non-public information relating to the Company or its subsidiaries that the Company, its employees or agents has provided to the Investor in connection with the Offering prior to the date hereof is the existence of the Offering.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Number of First Closing Shares: 426,137
Purchase Price per Share: $0.88
First Closing Aggregate Purchase Price: $375,000.56
Number of First Closing Warrant Shares subject to Warrants (Equal to Number of First Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 213,068
Number of Subsequent Closing Shares: 426,137
Purchase Price per Share: $0.88
Subsequent Closing Aggregate Purchase Price: $375.000.56
Number of Subsequent Closing Warrant Shares subject to Warrants (Equal to Number of Subsequent Closing Shares multiplied by 0.5 and rounded down to the nearest whole number): 213,068
Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.
Dated as of: January 12, 2016
BACARA HOLDINGS LTD.

By:/s/ M. Frey
Print Name: M. Frey
Title: Associate Director
Address: Bahnhofstrasse 36
CH-8010 Zurich, Switzerland

BACARA HOLDINGS LTD.

By:/s/W. Gunthard
Print Name: W. Gunthard
Title: Associate Director
Address: Bahnhofstrasse 36
CH-8010 Zurich, Switzerland

Agreed and Accepted
this 12th of January, 2016:

APRICUS BIOSCIENCES, INC.

By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES
1.    Authorization and Sale of the Securities. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Securities.
2.    Agreement to Sell and Purchase the Securities.
2.1    At each Closing (as defined in Section 4.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares and Warrants set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.
2.2    The Company proposes to enter into a subscription agreement (the “Other Subscription Agreements”) with certain other investors listed on Schedule 2.2 (the “Other Investors”), including Sarissa Capital Management LP and its affiliates (collectively, “Sarissa”), and expects to complete sales of Shares and Warrants to them in the amount, price and at such times as set forth on Schedule 2.2. Copies of each Other Subscription Agreement have been provided to the Investor.
2.3    The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as will be disclosed in the Prospectus and/or in the Company’s Form 8-K to be filed with the Commission in connection with the Offering.
3.    Representations and Warranties of the Company. The Company represents and warrants as of the date hereof and as of the date of each Closing as follows:
3.1    The Company and each Subsidiary (as defined below) has been duly organized and is validly existing as a corporation in good standing (or the foreign equivalent thereof) under the laws of each of their respective jurisdictions of organization. The Company and each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify, be in good standing or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, properties or business or prospects of the Company or any Subsidiary, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement, the Registration Statement, the Disclosure Package or the Prospectus (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”). The Company owns, directly or indirectly, only the following corporations, partnerships, limited liability partnerships, limited liability companies, associations or other entities: not applicable (each, a “Subsidiary” and, collectively, the “Subsidiaries”).

3.2    The Company has the full right, power and authority to enter into this Agreement, the Warrant Amendment (as hereinafter defined) and the Warrants and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, the Warrant Amendment and the Warrants has been duly authorized, executed and delivered by the Company, and constitute valid and binding obligations of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally and by general principles of equity.

3.3    The Company has an authorized capitalization as set forth in the Registration Statement, the Disclosure Package and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in all material respects in compliance with United States federal and state securities laws, and conform to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus. As of January 7, 2016, there were 50,414,481 shares of Common Stock issued and outstanding, no shares of Preferred Stock, par value $0.001 of the Company, issued and outstanding and 13,065,956 shares of Common Stock were issuable upon the exercise of all options, warrants and convertible securities outstanding as of such date. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in all material respects in compliance with United States federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any Subsidiary other than those described above or accurately described in the Registration Statement, the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Registration Statement, the Disclosure Package and the Prospectus, accurately and fairly present in all material respects the information required to be shown with respect to such plans, arrangements, options and rights.

3.4    The shares of Common Stock and Warrants to be issued and sold by the Company to the Investor under the Agreement and the Warrant Shares have been duly authorized and the Common Stock, when issued and delivered against payment therefor as provided in the Agreement and the Warrant Shares, when issued and delivered against payment therefore as provided in the Warrants, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Disclosure Package and the Prospectus.

3.5    The execution, delivery and performance of the Agreement, the Warrant Amendment and the Warrants by the Company, the issue and sale of the shares of Common Stock and Warrants by the Company and the consummation of the transactions contemplated hereby, by the Warrant Amendment and by the Warrants will not (with or without notice or lapse of time or both): (i) result in any violation of the provisions of the articles or by-laws (or analogous governing instruments, as applicable) of the Company or any Subsidiary; (ii) result in the violation of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties or assets, or (iii) violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under, permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any right or obligation of the Company or any Subsidiary under, or require any consent under, any material contract, agreement, lease, license, indenture or other understanding or arrangement to which the Company or any Subsidiary is a party or otherwise bound.
3.6    At the time the Registration Statement became or becomes effective, at the date of this Agreement and at each Closing Date (as defined in Section 4.1), the Registration Statement conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, at the time the Prospectus was issued and at each Closing Date (as defined in Section 4.1), conformed and will conform in all material respects to the requirements of the Securities Act and the published rules and regulations thereunder and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading
3.7    The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus fairly present in all material respects the financial position and the results of operations and changes in financial position of the Company and its Subsidiaries and other consolidated entities at the respective dates or for the respective periods therein specified. Such financial statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the Disclosure Package. The financial statements, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply in all material respects with the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations and the rules and regulations under the Exchange Act. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included or incorporated by reference in the Registration Statement, the Disclosure Package or the Prospectus. There is no pro forma or as adjusted financial information which is required to be included in the Registration Statement, the Disclosure Package or the Prospectus or a document incorporated by reference therein in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

3.8    Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there is no action, suit, claim or proceeding pending to which the Company or any Subsidiary is a party or of which any property or assets of the Company or any Subsidiary is the subject which is required to be described in the Registration Statement, the Disclosure

Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any Subsidiary could be material to the Company or any Subsidiary or prevent or delay the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such action, suit, claim or proceedings is threatened. For purposes of this Agreement, “knowledge of the Company” or similar phrases means the knowledge of the officers of the Company and its Subsidiaries, after due inquiry.

3.9    To the Company’s knowledge, the Company and each of its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights (collectively, “Intellectual Property”) necessary to conduct their respective businesses as now conducted. None of the Company’s active and registered Intellectual Property have expired or terminated, or, by the terms and conditions thereof, will expire or terminate within two years from the date of the Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of, and, to the Company’s knowledge, neither the Company, any Subsidiary nor their respective business or operations (including products sold thereby) are, or have been in the past three years, infringing, any Intellectual Property of others, or of any such development of similar or identical trade secrets or technical information by others with respect to the Company’s or its Subsidiaries’ Intellectual Property, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its Subsidiaries regarding Intellectual Property.
3.10    The Company and each of its Subsidiaries (i) are, and have been in the last three years, in material compliance with any and all applicable foreign, federal, state and local laws and regulations, including those administered by the U.S. Food and Drug Administration (“FDA”) or similar governmental body and those relating to the protection of human health and safety or the environment and with respect to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and hold all material permits, licenses or other approvals required of them under applicable laws (including Environmental Laws) to conduct their respective businesses and (iii) are, and have been in the last three years in material compliance with all terms and conditions of any such permit, license or approval. Neither the Company nor any Subsidiary has received any written information or notice from the FDA or other domestic or foreign governmental or regulatory authority that would reasonably be expected to lead to cessation of sales of any product of the Company or any Subsidiary or the denial of any application for marketing or other approval currently pending before, or proposed to be filed by the Company or any Subsidiary thereof with, the FDA or other domestic or foreign governmental or regulatory authority.
3.11    The Company and each Subsidiary has good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and any Subsidiary, free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any Subsidiary; and all of the leases and subleases material to the business of the Company or any Subsidiary, and under which the Company or any Subsidiary holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

3.12    The Company and each Subsidiary carries, or is covered by, insurance (including directors’ and officers’ liability insurance) provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their respective businesses as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage that it has sought or for which it has applied.
3.13    The Company and each Subsidiary possesses all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of its properties or the conduct of their respective businesses as described in the Registration Statement, the Disclosure Package and the Prospectus (collectively, the “Governmental Permits”). The Company and each Subsidiary is in, and has been for the last three years in, compliance in all material respects with all such Governmental Permits, and all such Governmental Permits are valid and in full force and effect.

3.14    The Company and each of its Subsidiaries (i) have timely filed (or filed an extension to file) all necessary federal, state, local and foreign tax returns, and all such filed returns were true, complete and correct, (ii) have paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any Subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties (including independent contractors), and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this Section 3.14, that would not, singularly or in the aggregate, be material to the Company.

3.15    The Registration Statement has been declared effective by the Commission, and no stop order has been issued or is pending or, to the knowledge of the Company, threatened by the Commission with respect thereto.

3.16    The Company and its Subsidiaries have no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise), other than (i) liabilities and obligations disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (ii) liabilities and obligations incurred in the ordinary course of business since the date of the last financial statements included in the Registration Statement, the Disclosure Package and the Prospectus that would not reasonably be expected to be material to Company, (iii) liabilities under contracts (other than any such liability resulting from a breach or default thereunder) and (iv) liabilities and obligations incurred in connection with this Agreement and the transactions contemplated by this Agreement.

3.17    Neither the Company nor any Subsidiary or, to the knowledge of the Company, any of the other parties thereto is in breach or violation of or in default under, or committed or failed to perform any act which would result in a default under (in each case, with or without notice or lapse of time or both), any document, contract or other agreement required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement in any material respect.

3.18    Neither the Company nor any Subsidiary thereof has either voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field notification, field correction, market withdrawal or replacement, warning, “dear doctor” letter, investigator notice, safety alert or other notice or action relating to an alleged lack of safety, lack of efficacy, adulteration, misbranding or lack of regulatory compliance of any product sold, marketed or distributed by the Company or any Subsidiary thereof. Neither the Company nor any Subsidiary thereof are aware of any facts which are reasonably likely to cause, and neither the Company nor any Subsidiary thereof has received any written notice that the FDA or other domestic or foreign governmental or regulatory authority has commenced, or threatened to initiate, any action to cause (A) the seizure, recall, market withdrawal or replacement of any product sold, marketed or distributed by the Company or any Subsidiary thereof, (B) a change in the marketing classification or a material change in the labeling or advertising of any product sold, marketed or distributed by the Company or any Subsidiary thereof, or (C) a termination, suspension or injunction of the manufacture, marketing, storage or distribution of any product sold, marketed or distributed by the Company or any Subsidiary thereof.

3.19    Since the date of the latest audited financial statements included in the Registration Statement, no event, development, set of facts or circumstance has occurred that has had or is reasonably likely to have a Material Adverse Effect.

3.20    The Board of Directors of the Company has unanimously approved the execution of this Agreement, the Warrant Amendment and the Warrants and the consummation of the transactions contemplated hereby and thereby and no approval of the stockholders of the Company is required in connection with the execution and delivery of this Agreement, the Warrant Amendment or the Warrants or the consummation of the transactions contemplated hereby or thereby, other than the requirement to obtain Stockholder Approval of the Subsequent Closing. Each director and executive officer of the Company intends, to the knowledge of the Company, to vote all of the shares of capital stock of the Company owned thereby in favor of all matters to be presented to the stockholders of the Company in connection with seeking the Stockholder Approval. Without limiting the foregoing, the approval of the Board of Directors of the Company constitutes approval for purposes of any anti-takeover statute or similar statute or regulation that is or may become applicable to the transactions contemplated by this Agreement.

4.    Closings and Delivery of the Securities and Funds.

4.1    Closing.
(a)    First Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 4.2(a) and Section 4.2(b) below, the completion of the purchase and sale of the First Closing Shares and the First Closing Warrants (the “First Closing”) shall occur no later than the second business day after the execution of this Agreement by the Investor and the Company (the “First Closing Date”), in accordance with Rule 15c6-l promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the First Closing, (a) the Company shall cause Wells Fargo Shareowner Services, the Company’s “Transfer Agent”, to deliver to the Investor the number of First Closing Shares set forth on the Signature Page of the Investor registered in the name of the Investor or, if so indicated on the Investor Questionnaire of the Investor attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a First Closing Warrant for the number of First Closing Warrant Shares set forth on the Signature Page of the Investor and (c) the aggregate purchase price for the First Closing Shares and the First Closing Warrants being purchased by the Investor at such First Closing as set forth on the Signature Page of the Investor will be delivered by or on behalf of the Investor to the Company. Notwithstanding anything contained herein to the contrary, if the First Closing shall not have occurred on or prior to the date that is two (2) business days after the execution of this Agreement by the Investor and the Company (unless the First Closing shall not have occurred due to a breach by an Investor of the terms hereof), then Sarissa may terminate this Agreement without further liability of any kind to the Company or the Investor, provided that (i) any such termination of this Agreement shall not relieve any party hereto of any liability in respect of any breach hereof arising prior to the termination of this Agreement (or following such termination with respect to any provisions that survive the termination of this Agreement), and (ii) this last sentence of Section 4.1(a) and Sections 2.3, 6, 7, 8, 9, 10, 11, 12, 13, 14, 18 and 19 shall survive any such termination.
(b)    Subsequent Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 4.2(c) and Section 4.2(d) below, the completion of the purchase and sale of the Subsequent Closing Shares and the Subsequent Closing Warrants (the “Subsequent Closing”) shall occur no later than three (3) business days after the Stockholder Approval Date (the “Subsequent Closing Date”), in accordance with Rule 15c6-l promulgated under the Exchange Act. At the Subsequent Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Subsequent Closing Shares set forth on the Signature Page of the Investor registered in the name of the Investor or, if so indicated on the Investor Questionnaire of the Investor attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Subsequent Closing Warrant for the number of Subsequent Closing Warrant Shares set forth on the Signature Page of the Investor and (c) the aggregate purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased by the Investor at such Subsequent Closing as set forth on the Signature Page of the Investor will be delivered by or on behalf of the Investor to the Company. For the avoidance of doubt, a Subsequent Closing shall not occur if the Stockholder Approval has not occurred or if the other conditions to the Subsequent Closing set forth in Section 4.2(c) and Section 4.2(d) have not been satisfied or waived. If the Subsequent Closing has not occurred on or prior to April 29, 2016 (which date may be extended in the sole discretion of the Company or Sarissa to no later May 31, 2016 but only if the conditions to the Subsequent Closing set forth in Section 4.2(c) and Section 4.2(d) shall not have been satisfied or waived on or prior to April 29, 2016, provided that if the Closing shall not have occurred on or prior to April 29, 2016 and the reason therefor is the breach by any party of its representations, warranties, covenants or agreements hereunder, the breaching party shall not have the right to exercise the extension right described in this sentence), no Subsequent Closing shall occur hereunder and the Company and the Investor shall be relieved of all obligations in respect thereof, without limitation of any liability of any such party for any breach of any terms hereof that relate thereto. Notwithstanding anything else in this Agreement to the contrary, in the event the Company and the Investor determine that no Stockholder Approval is required in connection with the Subsequent Closing, the closing of the Subsequent Closing Shares and Subsequent Closing Warrants shall occur at the First Closing, or if the First Closing has already been consummated, then within (3) business days following such determination by the Company and Sarissa, but subject to the satisfaction or waiver of the conditions set forth in Section 4.2(c) and Section 4.2(d).

4.2    Conditions to the Obligations of the Parties.
(a)    Conditions to the Company’s Obligations for the First Closing. The Company’s obligation to issue and sell the First Closing Shares and the First Closing Warrants to the Investor at the First Closing shall be subject to: (i) the receipt by the Company from the Investor of the purchase price for the First Closing Shares and the First Closing Warrants being purchased hereunder at the First Closing by the Investor as set forth on the Signature Page thereof and (ii) the accuracy on the First Closing Date of the representations and warranties made by the Investor in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Investor to be fulfilled or complied with prior to the First Closing Date pursuant to this Agreement. The Investor shall deliver a certificate to the Company on the First Closing Date to the foregoing effect.
(b)    Conditions to the Investor’s Obligations for the First Closing. The Investor’s obligation to purchase the First Closing Shares and the First Closing Warrants at the First Closing will be subject to (i) the accuracy on the First Closing Date of the representations and warranties made by the Company in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Company to be fulfilled or complied with prior to the First Closing Date pursuant to this Agreement, (ii) the Company having executed and delivered to the Investor a counterpart signature page to that certain Amendment to Warrants, dated as of the date hereof by and between the Company and the Investor (the “Amendment Agreement”), and such Amendment Agreement being effective and in full force and effect on the First Closing Date, and (iii) the amendment to the Bylaws of the Company, the form of which is attached as Exhibit C hereto, shall be effective prior to or as of the First Closing Date and written evidence thereof shall have been provided to the Investor prior to the First Closing Date. The Company shall deliver a certificate to the Investor on the First Closing Date to the foregoing effect.
(c)     Conditions to the Company’s Obligations for the Subsequent Closing. The Company’s obligation to issue and sell the Subsequent Closing Shares and the Subsequent Closing Warrants to the Investor at the Subsequent Closing shall be subject to: (i) the First Closing shall have been consummated, (ii) the Stockholder Approval shall have been obtained and be in full force and effect as of the Subsequent Closing Date, (iii) the receipt by the Company from the Investor of the purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased hereunder at the Subsequent Closing by the Investor as set forth on the Signature Page thereof, (iv) the accuracy on the Subsequent Closing Date of the representations and warranties made by the Investor in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Investor to be fulfilled or complied with prior to the Subsequent Closing Date pursuant to this Agreement, and (v) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the transactions contemplated hereby shall be in effect and no action, suit or proceeding shall be pending that seeks to enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement. The Investor shall deliver a certificate to the Company on the Subsequent Closing Date to the foregoing effect.
(d)    Conditions to the Investor’s Obligations for the Subsequent Closing. The Investor’s obligation to purchase the Subsequent Closing Shares and the Subsequent Closing Warrants at the Subsequent Closing will be subject to (i) the First Closing shall have been consummated, (ii) the Stockholder Approval shall have been obtained and be in full force and effect as of the Subsequent Closing Date, (iii) the accuracy on the Subsequent Closing Date of the representations and warranties made by the Company in this Agreement and the fulfillment of and compliance with those undertakings and covenants of the Company to be fulfilled or complied with prior to the Subsequent Closing Date pursuant to this Agreement, (iv) the Amendment Agreement shall be in full force and effect on the Subsequent Closing Date, (v) the Weighted Average Price (as defined in the Warrants) of a share of Common Stock as of the date that would otherwise be the Subsequent Closing Date (assuming, solely for these purposes the satisfaction of this condition and the occurrence of the Subsequent Closing on the first (1st) business day following the receipt of the Stockholder Approval) shall be at least equal to $0.704, (vi) since the Execution Date, there shall have not occurred any event, circumstance, occurrence or state of facts that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect, and (vii) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other governmental authority preventing the consummation of the transactions contemplated hereby shall be in effect and no action, suit or proceeding shall be pending that seeks to enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement. The Company shall deliver a certificate to the Investor on the Subsequent Closing Date to the foregoing effect. If the condition to the Subsequent Closing set forth in clause (v) or clause (vi) of the immediately preceding sentence is not satisfied or waived as of the date that would otherwise be the Subsequent Closing Date (assuming, solely for these purposes the satisfaction of all conditions to the Subsequent Closing (including the condition set forth in such clause (v) or (vi)) and the occurrence of the Subsequent Closing on the first (1st) business day following the receipt of the Stockholder Approval), then, at the election of the Investor, no Subsequent Closing shall occur hereunder and the Company and the Investor shall be relieved of all obligations in respect thereof, without limitation of any liability of any such party for any breach of any terms hereof that relate thereto.
4.3    Delivery of Funds. To settle the Shares purchased by the Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, (a) on the First Closing Date, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the First Closing Shares and the First Closing Warrants being purchased by the Investor at the First Closing, and (b) on the Subsequent Closing Date, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Subsequent Closing Shares and the Subsequent Closing Warrants being purchased by the Investor at the Subsequent Closing, in each case to the following account designated by the Company:
[To be separately provided to the Investor]
4.4    Delivery of Shares. To settle the Shares purchased by the Investor through DTC’s DWAC delivery system, (i) with respect to the First Closing, no later than the First Closing Date, and (ii) with respect to the Subsequent Closing Date, no later than the Subsequent Closing Date, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by the Investor at such Closing are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares being acquired at such Closing. Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be the applicable Closing Date. At each Closing, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares being purchased by it hereunder at such Closing pursuant to the information contained in the DWAC.
5.    Representations, Warranties and Covenants of the Investor.
The Investor acknowledges, represents and warrants to, and agrees with, the Company that:
5.1    The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities representing an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the Shares and the Warrants set forth on the Signature Page, has received (or had full access to) and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information and the representations and warranties set forth herein and in the Warrant.
5.2    (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).
5.3    The Investor understands that nothing in this Agreement, the Prospectus, the Disclosure Package, the Offering Information or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrants constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and Warrants. The Investor also understands that there is no established public trading market for the Warrants being offered in the Offering, and that the Company does not expect such a market to develop. In addition, the Company does not intend to apply for listing of the Warrants on any securities exchange or other trading market. The Investor understands that without an active market, the liquidity of the Warrants will be limited.

5.4    Since December 1, 2015, representing the date at which the Company first contacted the Investor about the Offering, the Investor has not disclosed any information regarding the Offering to any third parties (other than its employees or the employees of its affiliates or their respective legal, accounting and other advisors) and has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities). The Investor covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales), other than the purchases of the Shares and the Warrants as contemplated hereby, prior to the time that the transactions contemplated by this Agreement are publicly disclosed (it being understood and agreed that such transactions shall be publicly disclosed no later than one business day following the execution of this Agreement by all parties hereto). The Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.
6.    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and Warrants being purchased and the payment therefor at each Closing.
7.    Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed or sent by facsimile or e-mail and if mailed, (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or (b) if delivered from outside the United States, by International Federal Express, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile or e-mail, upon the sending thereof so long as a copy of the same is also sent by one of the other means set forth in clauses (i)-(iii) and will be delivered and addressed as follows:
(a)    if to the Company, to:

Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, California 92130
Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP
12670 High Bluff Drive
San Diego, California 92130
Attention: Cheston J. Larson
Email: cheston.larson@lw.com

(b)    if to any Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
8.    Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.
9.    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
10.    Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

11.    Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
12.    Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).
13.    Press Release. The Company and the Investor agree that the Company shall (a) prior to the opening of the financial markets in New York City on January 13, 2016 issue a press release announcing the Offering and disclosing all material information regarding the Offering, and (b) as promptly as practicable on January 13, 2016 file a current report on Form 8-K with the Securities and Exchange Commission including, but not limited to, a form of this Agreement and the form of Warrant as exhibits thereto, provided that the Company shall not issue any such press release or file or otherwise publicize such current report on Form 8-K without the prior consent of the Investor, it being agreed that the Company shall provide drafts of such press release and current report to the Investor for its review and comment and will include therein any reasonable comments of the Investor thereon. Without limiting the foregoing, the Company shall not make any public statements or disclosures regarding the Investor or the transactions contemplated hereby without the prior consent of the Investor.
14.    Termination. In the event that any of the conditions to closing in Section 4.2(b) shall not have been satisfied in full and shall not have been expressly waived in writing by the Investor on or prior to the second business day following the date of the execution of this Agreement by all parties, this Agreement shall terminate upon the delivery of written notice thereof by the Investor to the Company provided that (i) any such termination of this Agreement shall not relieve any party hereto of any liability in respect of any breach hereof arising prior to the termination of this Agreement (or following such termination with respect to any provisions that survive the termination of this Agreement), and (ii) this Section 14, the last sentence of Section 4.1(a) and Sections 2.3, 6, 7, 8, 9, 10, 11, 12, 13, 18 and 19 shall survive any such termination.
15.    Resale of Securities. The Investor agrees that it shall not resell any Securities acquired pursuant to the terms hereof for a period of six (6) months following the First Closing Date, provided that the foregoing shall not preclude the Investor from selling any such Securities in connection with any change of control of the Company or any announcement by any person (including the Company) that it is seeking to effect a change of control of the Company.
16.    Stockholder Approval.
16.1    The Company shall provide each stockholder entitled to vote at a special meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be held as soon as reasonably possible following the mailing of the proxy statement to the stockholders of the Company in respect thereof (the “Proxy Statement”), but not later than three business days prior to April 29, 2016, unless such date is extended in the sole discretion of the Company or Sarissa pursuant to Section 4.1(b), in which case the Stockholder Meeting shall be held not later than three business days prior to May 31, 2016 (three business days prior to April 29, 2016 or May 31, 2016, as applicable, being referred to herein as the “Stockholder Meeting Outside Date”), a copy of the Proxy Statement, at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of a proposal providing for issuance of the Subsequent Closing Shares and Subsequent Closing Warrants and such other matters relating thereto as Sarissa may reasonably request, in each case in compliance with the rules and regulations of the Nasdaq Stock Market LLC, the Articles of Incorporation of the Company, the Bylaws of the Company and applicable law (collectively, the “Stockholder Approval”, and the date the Stockholder Approval is obtained, the “Stockholder Approval Date”). As reasonably promptly as practicable after execution of this Agreement, but in no event later than January 25, 2016, the Company shall, in consultation with Sarissa, prepare and file with the Securities Exchange Commission (the “Commission”), the preliminary Proxy Statement and related proxy materials in compliance with Section 14 of the Exchange Act. As reasonably promptly as practicable after comments, if any, are received from the Commission thereon and after the furnishing by the Company and the Investor of all information required to be contained therein, the Company shall, in consultation with Sarissa, prepare and the Company shall file any required amendments to the Proxy Statement with the Commission. The Company shall notify Sarissa and the Investor reasonably promptly of the receipt of any comments from the Commission or its staff and of any request by the Commission or its staff for amendments or supplements to the Proxy Statement or for additional information and shall consult with Sarissa regarding, and supply the Investor with copies of, all correspondence between the Company or any of its representatives, on the one hand, and the Commission or its staff, on the other hand, with respect to the Proxy Statement. Prior to filing or mailing the initial Proxy Statement or any proposed amendment of or supplement to the Proxy Statement, the Company shall provide the Investor a reasonable opportunity to review and comment on such document and shall incorporate therein any reasonable comments of the Investor thereto. The Company shall use its best efforts to have the Proxy Statement cleared by the Commission and shall thereafter mail to the stockholders of the Company as reasonably promptly as possible the Proxy Statement and all other proxy materials for the Stockholder Meeting.
16.2    The Company hereby covenants and agrees that (a) the Proxy Statement will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act and (b) none of the information included or incorporated by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company or at the time of the Stockholder Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
16.3    The Company shall take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Stockholder Meeting as promptly as reasonably practicable but no later than April 1, 2016 and to submit at the Stockholder Meeting for approval by the requisite vote of the stockholders of the Company the matters subject to Stockholder Approval. In connection with the Stockholder Meeting and any adjournment or postponement thereof, (i) the Board of Directors shall recommend that its stockholders vote in favor of all matters submitted thereto as such meeting and (ii) neither the Board of Directors nor any committee thereof shall withdraw or modify, or propose or resolve to withdraw or modify in a manner adverse to Sarissa, such recommendation. The Company shall take all lawful action to solicit from the stockholders of the Company proxies in favor of the Stockholder Approval and take all other action reasonably necessary or advisable to secure the vote or consent of the stockholders that are required by the rules of Nasdaq Stock Market LLC and applicable law, including, if necessary or appropriate or if requested by Sarissa, adjourning the Stockholder Meeting to solicit additional proxies. For the avoidance of doubt, if requested by Sarissa and subject to compliance with applicable law, the Company shall adjourn or postpone the Stockholder Meeting, but no later than three business days prior to Stockholder Meeting Outside Date, if necessary to solicit additional proxies to allow for the matters subject to the Stockholder Meeting to be duly adopted and approved by the stockholders of the Company. The Company will enforce any and all voting agreements entered into by the Other Investors in respect of the matters subject to the Stockholder Meeting.
17. Voting Agreement. The Investor agrees to vote all shares of voting capital stock of the Company (including but not limited to all shares of Common Stock) registered in its name or beneficially owned by it as of the date hereof and any and all other securities of the Company legally or beneficially acquired by it after the date hereof (other than the First Closing Shares) at the Stockholder Meeting in favor of the Stockholder Approval (i.e., the proposal providing for issuance of the Subsequent Closing Shares and Subsequent Closing Warrants in compliance with the rules and regulations of the Nasdaq Stock Market LLC). In the event that the Investor fails to vote the shares it is entitled to vote in the manner set forth above, the Investor shall be deemed immediately upon the existence of such breach to have appointed the Chief Executive Officer of the Company, with full power of substitution, as the proxy of the Investor with respect to the matters set forth herein, and hereby authorizes and directs such proxy to represent and vote the Investor’s shares to ensure that such shares will be voted as set forth herein. The Investor acknowledges that each proxy granted hereby, including any successive proxy if need be, is given to secure the performance of a duty, is coupled with an interest, and shall be irrevocable until the duty is performed. The Investor hereby revokes any and all previous proxies with respect to the shares of the Company’s voting capital stock as it relates to the Stockholder Meeting. The Investor agrees not to grant any proxy with respect to such shares of voting capital stock of the Company or enter into or agree to be bound by any voting trust agreement or other arrangement of any kind that is inconsistent with the provisions of this Agreement. Notwithstanding the foregoing and for clarity, the First Closing Shares shall not be not counted for purposes of the Stockholder Approval pursuant to the rules of the Nasdaq Stock Market LLC. Sarissa shall be a third party beneficiary this Section 16 such that Sarissa has the direct right to enforce the same, including to obtain specific performance in respect thereof on the terms set forth in this Section 16.
18.    Expenses; Indemnity. Each party shall pay any fees or expenses incurred thereby in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby. In addition, should any litigation, action or proceeding be commenced or threatened in connection with the transactions contemplated by this Agreement or other documents and agreements being executed in connection therewith, the Company will indemnify and hold the Investor harmless with respect thereto, including in respect of reasonable fees and expenses of outside legal counsel to the Investor, provided that the foregoing shall not apply in the case of (a) any litigation, action or proceeding commenced by the Company in connection with any breach by the Investor of the representations, warranties or covenants of the Investor set forth in this Agreement, or (b) the gross negligence or willful misconduct of the Investor, in each case as determined in a final and non-appealable judgment of a court of competent jurisdiction.

19.    Specific Performance. Each party hereby acknowledges and agrees that the failure of the other parties to perform their respective agreements and covenants hereunder will cause irreparable injury to the other parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby agrees that any other party shall be entitled to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such party’s obligations, and the parties waive the requirement to post a bond or other collateral in connection therewith or any defense that money damages is a sufficient remedy.
20.    Further Assurances. The Company agrees to execute and deliver, and cause each of its Subsidiaries to execute and deliver, and the Investor agrees to execute and deliver, such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the other documents referred to herein.

EXHIBIT A

APRICUS BIOSCIENCES, INC.

INVESTOR QUESTIONNAIRE
Pursuant to Section 4 of Annex I to the Agreement, please provide us with the following information:

1. The exact name that your Shares and Warrants are to be registered in. You may use a nominee name if appropriate:	___________________________
2. The relationship between the Investor and the registered holder listed in response to item 1 above:	___________________________
3. The mailing address of the registered holder listed in response to item 1 above:	___________________________
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:	___________________________
5. Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):	___________________________
6. DTC Participant Number:	___________________________
7. Name of Account at DTC Participant being credited with the Shares:	___________________________
8. Account Number at DTC Participant being credited with the Shares:	___________________________

Exhibit D
PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.
APRICUS BIOSCIENCES, INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant No.: 2016-[ ▪ ]
Number of Shares of Common Stock: [ ▪ ]
Date of Issuance: January 12, 2016 (“Issuance Date”)
Expiration Date: January 12, 2023 (“Expiration Date”)
APRICUS BIOSCIENCES, INC., a Nevada corporation (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, [Sarissa Capital Domestic Fund LP][Sarissa Capital Offshore Master Fund LP], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date that is one day after the six-month anniversary of the Issuance Date (the “Exercisability Date”), but not after 5:30 p.m., New York Time, on the Expiration Date, [ ▪ ] ([ ▪ ]) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is the Warrant to Purchase Common Stock issued pursuant to (i) that certain Subscription Agreement (the “Subscription Agreement”), by and between the Company and the Holder and (ii) the Prospectus Supplement dated January 12, 2016 pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-198066). This Warrant is one of a series of warrants containing substantially identical terms and conditions pursuant to subscription agreements that are substantially identical to the Subscription Agreement except as otherwise set forth therein (collectively, the “Warrants”).
1.    EXERCISE OF WARRANT.

(a)    Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) if the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(c) of this Warrant, payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”). No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder, provided that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, this Warrant is surrendered to the Company by the second (2nd) Trading Day following the date on which the Company has received each of the Exercise Notice and, if this Warrant is being exercised pursuant to a Cash Exercise, the Aggregate Exercise Price (the “Exercise Delivery Documents”). On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Delivery Documents, the Company shall transmit by email or facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Delivery Documents on or before the first (1st) Trading Day following the date on which the Company has received all of the Exercise Delivery Documents. On or before the fifth (5th) Trading Day following the date on which the Company has received the Exercise Notice duly completed and executed by the Holder, and in the case of a Cash Exercise, the Aggregate Exercise Price (the “Share Delivery Date”), the Company shall, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system, or if the Transfer Agent is not participating in the Fast Automated Securities Transfer Program (the “FAST Program”)

or if the certificates are required to bear a legend regarding restriction on transferability or if the Holder otherwise requests, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents and surrender of this Warrant, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five (5) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof. Without limitation of the foregoing, if the Company shall announce any transaction, including a proposed change of control thereof, then the Holder shall have the right to conditionally exercise all or a portion of this Warrant, such that the exercise thereof shall not be completed unless and until the consummation of (or at some point prior to the consummation of) such transaction, and if such transaction is not consummated (or if the terms of the Exercise Notice otherwise so provide), the Holder will have the right to withdraw the exercise of this Warrant or portion thereof.
In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares or to credit the Holder’s balance account with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise pursuant to an exercise on or before the Share Delivery Date, and if after such date the Holder purchases (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall within five (5) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares or credit such Holder’s balance account with DTC) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Weighted Average Price of a share of Common Stock on the date of exercise.
(b)    Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.88 per share of Common Stock, subject to adjustment as provided herein.
(c)    Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, shall elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =    (A x B) - (A x C)
B

For purposes of the foregoing formula:

A=    the total number of shares with respect to which this Warrant is then being exercised.
B=    the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
C=    the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(d)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
(e)    Rule 144. For purposes of Rule 144(d) promulgated under the Securities Act of 1933 (the “Securities Act”), as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.
2.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)    Adjustment upon Subdivision or Combination of Shares of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(b)    Other Events. If any event occurs of the type contemplated by the provisions of Section 2(a) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features to the holders of all or substantially all of the Company’s equity securities), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.
(c)    Par Value. Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock.
3.    RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)    any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and
(b)    the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided, that in the event that the Distribution is of shares of Common Stock or common stock of a company whose common shares are traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable for the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).
4.    PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)    Purchase Rights. In addition to any adjustments pursuant to Section 2 above and without limitation of the terms of the Subscription Agreement or any rights in respect of issued and outstanding shares of Common Stock held by the Holder, if at any time prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(b)    Fundamental Transactions. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets (including cash) with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon exercise of this Warrant within 10 days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction.
5.    RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2). Such reservation shall comply with the provisions of Section 1. The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such actions as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

6.    WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.    REGISTRATION AND REISSUANCE OF WARRANTS.

(a)    Registration of Warrant. The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.
(b)    Transfer of Warrant. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, subject to compliance with applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall submit to the Company all applicable transfer taxes, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder. The acceptance of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.
(c)    Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but the Holder shall not be required provide security or other collateral) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.
(d)    Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.
(e)    Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.
8.    NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register. The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.    AMENDMENT AND WAIVER. The provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

10.    LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.    GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the laws of the State of New York, except for its conflicts of law provisions.

12.    CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13.    DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email within two (2) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within two (2) Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Trading Days submit via email or facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

14.    REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder shall cause irreparable harm to the Holder and that the remedy at law for any such breach shall be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without any requirement to post security or collateral in connection therewith.

15.    CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:
(a)    “Bloomberg” means Bloomberg Financial Markets.
(b)    “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.
(c)    “Common Stock” means (i) the Company’s shares of Common Stock, $0.01 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

(d)    “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
(e)    “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE Amex LLC, The Nasdaq Stock Market, or the OTC Bulletin Board®.
(f)    “Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify the Common Stock or (B) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.
(g)    “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
(h)    “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
(i)    “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(j)    “Principal Market” means the Nasdaq Global Market.
(k)    “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.
(l)    “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
(m)    “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.
16.    NO IMPAIRMENT . The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.
APRICUS BIOSCIENCES, INC.

By:
Name: Richard W. Pascoe
Title:     Chief Executive Officer

[Signature Page to Warrant No. 2016-[ • ]]

EXHIBIT A
EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK
APRICUS BIOSCIENCES, INC.
The undersigned holder hereby exercises the right to purchase              of the shares of Common Stock (“Warrant Shares”) of APRICUS BIOSCIENCES, INC., a Nevada corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):
Cash Exercise under Section 1(a).
Cashless Exercise under Section 1(c).
Cash Exercise. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $       to the Company in accordance with the terms of the Warrant.
Delivery of Warrant Shares. The Company shall deliver to the holder           Warrant Shares in accordance with the terms of the Warrant.
Contingent Exercise. If the exercise of the Warrant is contingent, as permitted by Section 1(a) of the Warrant, the Holder shall attach to this Exercise Notice the conditions of such exercise.
DATED:

Registered Holder

(Signature must conform in all respects
to name of the Holder as specified on
the face of the Warrant)

Address:

ACKNOWLEDGMENT
The Company hereby acknowledges this Exercise Notice.
APRICUS BIOSCIENCES, INC.

By:
Name:
Title:

Exhibit E
PURSUANT TO THE TERMS OF SECTION 1 OF THIS WARRANT, ALL OR A PORTION OF THIS WARRANT MAY HAVE BEEN EXERCISED, AND THEREFORE THE ACTUAL NUMBER OF WARRANT SHARES REPRESENTED BY THIS WARRANT MAY BE LESS THAN THE AMOUNT SET FORTH ON THE FACE HEREOF.
APRICUS BIOSCIENCES, INC.
WARRANT TO PURCHASE COMMON STOCK
Warrant No.: 2016-[ ▪ ]
Number of Shares of Common Stock: [ ▪ ]
Date of Issuance: January 12, 2016 (“Issuance Date”)
Expiration Date: January 12, 2023 (“Expiration Date”)
APRICUS BIOSCIENCES, INC., a Nevada corporation (the “Company”), certifies that, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, [Bacara Holdings Ltd./Aspire Capital Fund, LLC], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date that is one day after the six-month anniversary of the Issuance Date (the “Exercisability Date”), but not after 5:30 p.m., New York Time, on the Expiration Date, [ ▪ ] ([ ▪ ]) fully paid and non-assessable shares of Common Stock (as defined below) (the “Warrant Shares”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15. This Warrant is the Warrant to Purchase Common Stock issued pursuant to (i) that certain Subscription Agreement (the “Subscription Agreement”), by and between the Company and the Holder and (ii) the Prospectus Supplement dated January 12, 2016 pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-198066). This Warrant is one of a series of warrants containing substantially identical terms and conditions pursuant to subscription agreements that are substantially identical to the Subscription Agreement except as otherwise set forth therein (collectively, the “Warrants”).
1.    EXERCISE OF WARRANT.

(a)    Mechanics of Exercise. Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part (but not as to fractional shares), by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) if the Holder is not electing a Cashless Exercise (as defined below) pursuant to Section 1(c) of this Warrant, payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or wire transfer of immediately available funds (a “Cash Exercise”). No ink-original Exercise Notice shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Exercise Notice be required. The Holder shall not be required to surrender this Warrant in order to effect an exercise hereunder, provided that in the event of an exercise of this Warrant for all Warrant Shares then issuable hereunder, this Warrant is surrendered to the Company by the second (2nd) Trading Day following the date on which the Company has received each of the Exercise Notice and, if this Warrant is being exercised pursuant to a Cash Exercise, the Aggregate Exercise Price (the “Exercise Delivery Documents”). On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Delivery Documents, the Company shall transmit by email or facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent for the Common Stock (the “Transfer Agent”). The Company shall deliver any objection to the Exercise Delivery Documents on or before the first (1st) Trading Day following the date on which the Company has received all of the Exercise Delivery Documents. On or before the fifth (5th) Trading Day following the date on which the Company has received the Exercise Notice duly completed and executed by the Holder, and in the case of a Cash Exercise, the Aggregate Exercise Price (the “Share Delivery Date”), the Company shall, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission system, or if the Transfer Agent is not participating in the Fast Automated Securities Transfer Program (the “FAST Program”) or if the certificates are required to bear a legend regarding restriction on transferability or if the Holder otherwise requests, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents and surrender of this Warrant, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than five (5) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(e)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable based on the income of the Holder or in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof. Without limitation of the foregoing, if the Company shall announce any transaction, including a proposed change of control thereof, then the Holder shall have the right to conditionally exercise all or a portion of this Warrant, such that the exercise thereof shall not be completed unless and until the consummation of (or at some point prior to the consummation of) such transaction, and if such transaction is not consummated (or if the terms of the Exercise Notice otherwise so provide), the Holder will have the right to withdraw the exercise of this Warrant or portion thereof.
In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares or to credit the Holder’s balance account with DTC for such number of Warrant Shares to which the Holder is entitled upon the Holder’s exercise pursuant to an exercise on or before the Share Delivery Date, and if after such date the Holder purchases (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall within five (5) Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Warrant Shares or credit such Holder’s balance account with DTC) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Warrant Shares or credit such Holder’s balance account with DTC and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Weighted Average Price of a share of Common Stock on the date of exercise.
(b)    Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.88 per share of Common Stock, subject to adjustment as provided herein.
(c)    Cashless Exercise. Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, shall elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number =    (A x B) - (A x C)
B

For purposes of the foregoing formula:

A=    the total number of shares with respect to which this Warrant is then being exercised.
B=    the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
C=    the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(d)    Limitations on Exercise. During any period of time in which the Holder’s beneficial ownership of Common Stock is less than 10%, the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Holder (together with such Holder’s affiliates and any other Persons whose beneficial ownership of shares of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) would beneficially own in excess of 9.99% (the “9.99% Ownership Limitation”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. During any period of time in which the Holder’s beneficial ownership of Common Stock is less than 5%, the Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Holder (together with such Holder’s affiliates and any other Persons whose beneficial ownership of shares of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act) would beneficially own in excess of 4.99% (the “4.99% Ownership Limitation” and, together with the 9.99% Ownership Limitation, the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentences in this Section 1(d), the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates and any other Persons whose beneficial ownership of shares of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and any other Persons whose beneficial ownership of shares of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company exercisable for or convertible into Common Stock beneficially owned by such Person and its affiliates and any other Persons whose beneficial ownership of shares of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act, and the Holder is solely responsible for any schedules required to be filed in accordance therewith. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Proxy Statement, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, where such request indicates that it is being made pursuant to this Warrant, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its affiliates and any other Persons whose beneficial ownership of shares of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Exchange Act since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage, to any other percentage specified in such notice; provided, that (i) any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Warrants. The provisions of this Section 1(d) shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(d) to correct this Section (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this Section 1(d) shall apply to a successor holder of the Warrants. This Section 1(d) shall not restrict the number of shares of Common Stock which the Holder may receive or beneficially own in order to determine the amount of securities or other consideration that the Holder may receive in the event of a Fundamental Transaction as contemplated in Section 4(b) of this Warrant.

(e)    No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Weighted Average Price of the shares of Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.
(f)    Rule 144. For purposes of Rule 144(d) promulgated under the Securities Act of 1933 (the “Securities Act”), as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

2.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)    Adjustment upon Subdivision or Combination of Shares of Common Stock. If the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased. If the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased. Any adjustment under this Section 2(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(b)    Other Events. If any event occurs of the type contemplated by the provisions of Section 2(a) but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features to the holders of all or substantially all of the Company’s equity securities), then the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 2(b) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2.
(c)    Par Value. Notwithstanding anything to the contrary in this Warrant, in no event shall the Exercise Price be reduced below the par value of the Company’s Common Stock.
3.    RIGHTS UPON DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)    any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Weighted Average Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and
(b)    the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided, that in the event that the Distribution is of shares of Common Stock or common stock of a company whose common shares are traded on a national securities exchange or a national automated quotation system (“Other Shares of Common Stock”), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable for the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).
4.    PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

(a)    Purchase Rights. In addition to any adjustments pursuant to Section 2 above and without limitation of the terms of the Subscription Agreement or any rights in respect of issued and outstanding shares of Common Stock held by the Holder, if at any time prior to the Expiration Date the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.
(b)    Fundamental Transactions. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property purchasable upon the exercise of the Warrant prior to such Fundamental Transaction), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights), if any, that the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Warrant been exercised immediately prior to such Fundamental Transaction, as adjusted in accordance with the provisions of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets (including cash) with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to ensure that the Holder will thereafter have the right to receive upon exercise of this Warrant within 10 days after the consummation of the Fundamental Transaction but, in any event, prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property) purchasable upon the exercise of the Warrant prior to such Fundamental Transaction, such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had the Warrant been exercised immediately prior to such Fundamental Transaction without regard to any limitations on exercise contained herein.
5.    RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions in Section 2). Such reservation shall comply with the provisions of Section 1. The Company covenants that all shares of Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable. The Company will take all such actions as may be reasonably necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

6.    WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

7.    REGISTRATION AND REISSUANCE OF WARRANTS.

(a)    Registration of Warrant. The Company shall register this Warrant, upon the records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary. The Company shall also register any transfer, exchange, reissuance or cancellation of any portion of this Warrant in the Warrant Register.
(b)    Transfer of Warrant. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, subject to compliance with applicable securities laws. Subject to applicable securities laws, if this Warrant is to be transferred, the Holder shall submit to the Company all applicable transfer taxes, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(e)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder. The acceptance of the new Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the new Warrant that the Holder has in respect of this Warrant.
(c)    Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form (but the Holder shall not be required provide security or other collateral) and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(e)) representing the right to purchase the Warrant Shares then underlying this Warrant.
(d)    Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company together with all applicable transfer taxes, for a new Warrant or Warrants (in accordance with Section 7(e)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that the Company shall not be required to issue Warrants for fractional shares of Common Stock hereunder.
(e)    Issuance of New Warrants. Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall (i) be of like tenor with this Warrant, (ii) represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(b) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date and (iv) have the same rights and conditions as this Warrant.
8.    NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the information set forth in the Warrant Register. The Company shall give written notice to the Holder (i) reasonably promptly following any adjustment of the Exercise Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation; provided, that in each case, such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.    AMENDMENT AND WAIVER. The provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

10.    LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

11.    GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the laws of the State of New York, except for its conflicts of law provisions.

12.    CONSTRUCTION; HEADINGS. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

13.    DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via email within two (2) Trading Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within two (2) Trading Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two (2) Trading Days submit via email or facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Trading Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error. The expenses of the investment bank and accountant will be borne by the Company unless the investment bank or accountant determines that the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares by the Holder was incorrect, in which case the expenses of the investment bank and accountant will be borne by the Holder.

14.    REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder shall cause irreparable harm to the Holder and that the remedy at law for any such breach shall be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without any requirement to post security or collateral in connection therewith.

15.    CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a)    “Bloomberg” means Bloomberg Financial Markets.
(b)    “Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Common Stock in which holders of the Company’s voting power immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.
(c)    “Common Stock” means (i) the Company’s shares of Common Stock, $0.01 par value per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.
(d)    “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.
(e)    “Eligible Market” means the Principal Market, The New York Stock Exchange, Inc., the NYSE Amex LLC, The Nasdaq Stock Market, or the OTC Bulletin Board®.
(f)    “Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (v) reorganize, recapitalize or reclassify the Common Stock or (B) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.
(g)    “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
(h)    “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.
(i)    “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.
(j)    “Principal Market” means the Nasdaq Global Market.
(k)    “Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.
(l)    “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).
(m)    “Weighted Average Price” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York City time, and ending at 4:00:00 p.m., New York City time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Weighted Average Price cannot be calculated for such security on such date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term “Weighted Average Price” being substituted for the term “Exercise Price.” All such determinations shall be appropriately adjusted for any share dividend, share split or other similar transaction during such period.
16.    NO IMPAIRMENT . The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.
APRICUS BIOSCIENCES, INC.

By:
Name: Richard W. Pascoe
Title:     Chief Executive Officer

[Signature Page to Warrant No. 2016-[ ▪ ]]

EXHIBIT A
EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK
APRICUS BIOSCIENCES, INC.
The undersigned holder hereby exercises the right to purchase              of the shares of Common Stock (“Warrant Shares”) of APRICUS BIOSCIENCES, INC., a Nevada corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.
Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):
Cash Exercise under Section 1(a).
Cashless Exercise under Section 1(c).
Cash Exercise. If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $       to the Company in accordance with the terms of the Warrant.
Delivery of Warrant Shares. The Company shall deliver to the holder           Warrant Shares in accordance with the terms of the Warrant.
Contingent Exercise. If the exercise of the Warrant is contingent, as permitted by Section 1(a) of the Warrant, the Holder shall attach to this Exercise Notice the conditions of such exercise.
DATED:

Registered Holder

(Signature must conform in all respects
to name of the Holder as specified on
the face of the Warrant)

Address:

ACKNOWLEDGMENT
The Company hereby acknowledges this Exercise Notice.
APRICUS BIOSCIENCES, INC.

By:
Name:
Title:

Exhibit F
AMENDMENT TO WARRANTS
THIS AMENDMENT TO WARRANTS (this “Amendment”), dated as of January 12, 2016, is by and between Apricus Biosciences, Inc., a Nevada corporation (the “Company”), and the holders named on the signature pages hereto (the “Holders”).
WHEREAS, the Holders are the record and beneficial owners of Warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at an original Exercise Price of $1.82 per share (the “Original Exercise Price”) with an original Exercisability Date of August 14, 2015 (the “Original Exercisability Date”) and an original Expiration Date of February 13, 2022 (the “Original Expiration Date”) issued pursuant to subscription agreements, dated February 10, 2015;
WHEREAS, in connection with the sale by the Company of additional shares of Common Stock and warrants to purchase shares of Common Stock pursuant to subscription agreements by and between the Company and certain purchasers (each, a “Subscription Agreement”), including the Holders, on or about the date hereof (the “Financing”), the Company’s board of directors has determined that it is in the best interests of the Company and its shareholders to amend the Warrants to (i) reduce the Original Exercise Price to $0.88, (ii) to amend the Original Exercisability Date to July 12, 2016, and (iii) to amend the Original Expiration Date to January 12, 2023 (such amendments, the “Warrant Amendment”).
WHEREAS, the Warrant Amendment, with respect to each Holder, is conditioned upon the First Closing (as defined in the Subscription Agreements) occurring with respect to such Holder.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is hereby agreed as follows:
1. Capitalized Terms. Unless otherwise specified in this Amendment, all terms herein shall have the same meanings ascribed to them in the Warrants.
2. Warrant Amendment. The Holders and the Company hereby agree to the Warrant Amendment.
3. No Other Amendment. Except for the matters set forth in this Amendment, all other terms of the Warrants shall remain unchanged and in full force and effect.
4. Effectiveness of Amendment; Termination. With respect to each Holder, this Amendment is conditioned upon the First Closing occurring as to such Holder, and to the extent the First Closing does not occur as to such Holder, this Amendment shall be null and void as to such Holder (without limiting the effectiveness thereof as to any other Holder).
5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Amendment shall be governed by, the laws of the State of New York, except for its conflicts of law provisions.
6. Counterparts. This Amendment may be executed in the original or by facsimile in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment to Warrants as of the date first written above.
COMPANY:
APRICUS BIOSCIENCES, INC.

By: /s/ Richard W. Pascoe
Name:    Richard W. Pascoe
Title:    Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment to Warrants as of the date first written above.
HOLDER:

SARISSA CAPITAL DOMESTIC FUND LP
By: Sarissa Capital Fund GP LP, its general partner

By:/s/ Mark DiPaolo
Print Name: Mark DiPaolo
Title: Authorized Person
Address: 660 Steamboat Road, 3rd Floor
    Greenwich, CT 06830

IN WITNESS WHEREOF, the parties have executed this Amendment to Warrants as of the date first written above.
HOLDER:

SARISSA CAPITAL OFFSHORE MASTER FUND LP
By: Sarissa Capital Offshore Fund GP LLC, its general partner

By:/s/ Mark DiPaolo
Print Name: Mark DiPaolo
Title: Authorized Person
Address: 660 Steamboat Road, 3rd Floor
    Greenwich, CT 06830

IN WITNESS WHEREOF, the parties have executed this Amendment to Warrants as of the date first written above.
HOLDER:

BACARA HOLDINGS LTD.

By:/s/ M. Frey
Print Name: M. Frey
Title: Associate Director
Address: Bahnhofstrasse 36
CH-8010 Zurich, Switzerland

BACARA HOLDINGS LTD.

By:/s/W. Gunthard
Print Name: W. Gunthard
Title: Associate Director
Address: Bahnhofstrasse 36
CH-8010 Zurich, Switzerland

[FORM OF PROXY-FRONT SIDE OF TOP PORTION]
You are cordially invited to attend a
Special Meeting Stockholders,
to be held at Latham & Watkins LLP
12670 High Bluff Drive, San Diego, California 92130
at 8:00 a.m., local time, on Wednesday, March 2, 2016.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice, Proxy Statement and Proxy Card are available at www.proxyvote.com.

[FORM OF PROXY-REVERSE SIDE OF TOP PORTION]

PROXY	PROXY
APRICUS BIOSCIENCES, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
The undersigned hereby appoint(s) Richard W. Pascoe the lawful attorney and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Special Meeting of Stockholders of Apricus Biosciences, Inc. to be held at Latham & Watkins LLP, 12670 High Bluff Drive, San Diego, California 92130 on Wednesday, March 2, 2016, 8:00 a.m., local time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present.
In accordance with his discretion, said attorney and proxy are authorized to vote upon such other matters or proposals not known at the time of solicitation of this proxy, which may properly come before the meeting.
This proxy when properly executed will be voted in the manner described herein by the undersigned stockholder. If no instructions are given, the shares will be voted FOR Proposal Nos. 1 and 2. Any prior proxy is hereby revoked.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 2.
PROPOSAL NO. 1: Approval, pursuant to NASDAQ Stock Market Rules 5635(b) and 5635(d), of the issuance of shares of common stock and the issuance of shares of common stock upon the exercise of warrants to purchase shares of common stock in connection with subscription agreements, dated January 12, 2016, between the Company and certain institutional investors.

FOR	AGAINST	ABSTAIN
PROPOSAL NO. 2: Approval of an adjournment to the special meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1

FOR	AGAINST	ABSTAIN

For address changes and/or comments, please check this box and write them on the back where indicated.

Please sign exactly as your name(s) appear(s) hereon.
When shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other authorized person. If a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

FORM OF PROXY DETACHABLE PROXY CARD
APRICUS BIOSCIENCES, INC.
11975 El Camino Real, Suite 300
San Diego, CA 92130
There are three ways to vote your Proxy.
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE - TOLL FREE - 1-800-690-6903 - QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 P.M. Eastern Time on Tuesday, March 1, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY INTERNET - www.proxyvote.com - QUICK *** EASY *** IMMEDIATE

•
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Tuesday, March 1, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Apricus Biosciences, Inc., c/o Broadridge 51 Mercedes Way, Edgewood NY 11717.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
If you vote by Phone or Internet, please do not mail your Proxy Card.
Please detach here